MORGAN STANLEY                                              September 24, 1997
Real Estate Debt Capital Markets
Mortgage/Asset Capital Markets
                      [MORGAN STANLEY DEAN WITTER LOGO]


                              CMBS NEW ISSUE
                         PRELIMINARY TERM SHEET

                  -------------------------------------

                 EXPECTED PRICING DATE: OCTOBER [  ], 1997
                  -------------------------------------

                                $754,531,157
                               (APPROXIMATE)
                       MORGAN STANLEY CAPITAL I INC.
              COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                              SERIES 1997-XL1

                  ------------------------------------


                                   LARGE
                                   LOAN


                        MORGAN STANLEY DEAN WITTER





This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR
THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

LARGE                                                 September 24, 1997
LOAN                      PRELIMINARY TERM SHEET

                        $754,531,157 (APPROXIMATE)
                   MORGAN STANELY MORTGAGE CAPITAL I INC.
              COMMERICAL MORTGAGE PASS-THROUGH CERTIFICATES
                              SERIES 1997-XL1

                        OVERVIEW OF THE CERTIFICATES

-----------------------------------------------------------------------------------------------------------------------------
                                                                               EXPECTED
                                                                                FINAL          FINAL        ANTICIPATED
              AMOUNT(1)          RATINGS        SUBORDINATION  AVERAGE LIFE    PRINCIPAL    DISTRIBUTION    PASS-THROUGH
CLASS           ($MM)      (FITCH/MOODY'S/S&P)        %          (YRS)(3)     WINDOW(3)(4)    DATE(3)        RATE(5)(6)
-----------------------------------------------------------------------------------------------------------------------------
PUBLIC CERTIFICATES:
-------------------
A-1            $238.0          AAA/Aaa/AAA          30.0%          5.58          1-86         12/3/04            6.70%
A-2              64.0          AAA/Aaa/AAA          30.0           8.74         86-110        12/3/06            6.85
A-3             226.2          AAA/Aaa/AAA          30.0           9.51        110-119         9/3/07            6.95
X               754.5          AAA/Aaa/NR            -              -            1-120        10/3/07       Variable Rate
B                22.6          AAA/Aaa/AA+          27.0           9.88          119           9/3/07          WAC-113bp
C                22.6          AA+/Aa1/AA           24.0           9.88          119           9/3/07          WAC-108bp
D                45.3           A+/A2/A             18.0           9.93        119-120        10/3/07          WAC-100bp
E                45.3          BBB/Baa2/BBB         12.0           9.96          120          10/3/07          WAC-90bp
F                41.5          BBB-/NR/NR            6.5           9.96          120          10/3/07          WAC-65bp

PRIVATE CERTIFICATES:
--------------------
G                26.4           BB/Ba3/BB            3.0           9.96          120          10/3/07            6.70
H                22.6            B-/B2/B             -             9.96          120          10/3/07            6.70


-----------------------------------------------------------------------------------------------------------------------------

(1)  Approximate, in the case of each such Class, subject to a permitted variance of plus or minus 5%.
(2)  Class X Notional Amount is equal to the sum of all Certificate Principal Amounts outstanding from time to time.
(3)  Based on Modeling Assumpions and Scenario 1, each as defined in the Prospectus Supplement.
(4)  Principal Window is the period (expressed in terms of months and commencing with the month of the first Distribution
     Date) during which distributions of principal are expected to be made to the holders of each designed Class in accordance with the Modeling Assumptions.
(5)  Other than the Class X Certificates, in the case of A-1, A-2, A-3, G and H classes, interest will accrue at a fixed rate, and in the case of the B, C, D, E and F classes, interest will accrue at the Weighted Average Net Mortgage Rate for such Distribution Date less a fixed interest strip.
(6)  Subject to change at pricing.





This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR
THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

LARGE                      PRELIMINARY TERM SHEET           September 24, 1997
LOAN

                             $754,531.157 (APPROXIMATE)
                         MORGAN STANLEY MORTGAGE CAPITAL I INC.
                     COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 1997-XL1

1. ISSUE CHARACTERISTICS
   ---------------------

   ISSUE TYPE:                  The Class A-1, A-2 A-3, X, B, C, D, E, and F
                                Certificates will be offered publicly through a
                                Prospectus Supplement (and accompanying
                                Prospectus) to be dated October   , 1997, and
                                the Class G and H will be privately placed
                                (pursuant to Rule 144A under the Securities
                                Act of 1933, as amended) pursuant to a Private
                                Placement Memorandum to be dated September   ,
                                1997.

    COLLATERAL:                 The collateral consists of approximately $754.5
                                million pool of 12 fixed rate commercial mortgage loans.

    SECURITIES ISSUED:          $754,531,157 monthly pay, multi-class
                                sequential pay, commercial mortgage REMIC pass-through certificates, including ten principal and interest Classes (Classes A-1, A-2, A-3, B, C, D, E, F, G and H and an interest-only Class (Class X) whose Notional
                                Amount consists of ten separate strip
                                components, each corresponding to the Classes of the Principal Balance Certificates.

    DEPOSITER:                  Morgan Stanley Mortgage Capital Inc.

    LEAD MANAGER:               Morgan Stanley & Co. Incorporated

    MASTER SERVICER:            GMAC Commercial Mortgage Corporation

    SPECIAL SERVICER:           GMAC Commercial Mortgage Corporation

    TRUSTEE/FISCAL AGENT:       LaSalle National Bank/ABN Amro Bank, N.V.

    EXPECTED PRICING DATE:      On or about October [  ], 1997

    EXPECTED CLOSING DATE:      On or about October 15, 1997

    DISTRIBUTION DATES:         The 3rd business day of each month, commencing
                                November 5, 1997

    MINIMUM DENOMINATIONS:      $10,000 for Public Certificates (other than the
                                Class X Certificates); $100,000 for all other
                                Certificates

    SETTLEMENT TERMS:           DTC, Euroclear and Cedel, same day funds, with
                                accrued interest

    LEGAL/REGULATORY STATUS:    Class A-1, A-2, A-3, X, B and C Certificates
                                are expected to be eligible for exemptive relief under ERISA. Class A-1, A-2, A-3, X, B and C
                                Certificates are expected to be SMMEA eligible so long as they are rated in the two highest rating categories and the loans are secured by real property.

    RISK FACTORS:               THE CERTIFICATES INVOLVE A DEGREE OF RISK AND
                                MAY NOT BE SUITABLE FOR ALL INVESTORS. SEE THE
                                "RISK FACTORS" SECTION OF THE PROSPECTUS
                                SUPPLEMENT, PROSPECTUS AND PRIVATE PLACEMENT
                                MEMORANDUM




This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR
THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

LARGE                      PRELIMINARY TERM SHEET           September 24, 1997
LOAN

                                     $754,531,157 (APPROXIMATE)
                              MORGAN STANLEY MORTGAGE CAPITAL I INC.
                          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                           SERIES 1997-XL1


II. STRUCTURE CHARACTERISTICS
    -------------------------

    ANTICIPATED PASS-THROUGH
    RATES:                       Class A-1:  6.70%
                                 Class A-2:  6.85
                                 Class A-3:  6.95
                                 Class B:    WAC - 113bp
                                 Class C:    WAC - 108bp
                                 Class D:    WAC - 100bp
                                 Class E:    WAC -  90bp
                                 Class F:    WAC -  65bp
                                 Class G:    6.70
                                 Class H:    6.70
                                 Class X:    The Pass-Through Rate on the Class
                                             X Certificates on each Distribution
                                             Date will equal, in general, the
                                             weighted average of the Class X
                                             Component Rates for the respective
                                             Principal Balance Certificates for
                                             such Distribution Date. The Class X
                                             Component Rate in respect of any
                                             Class of Principal Balance
                                             Certificates will, in general,
                                             equal the excess, if any, of the
                                             Weighted Average Net Mortgage
                                             Rate over the Pass-Through rates
                                             applicable to the Classes of
                                             Principal Balance Certificates.

                                             The Pass-Through Rate for each
                                             class of Principal Balance
                                             Certificates for any Distribution
                                             Date will not exceed the Weighted
                                             Average Net Mortgage Rate for such
                                             Distribution Date.

INTEREST DISTRIBUTIONS:         Each Class of Certificates (other than the
                                Class R Certificates) will be entitled on each Distribution Date to interest accrued at its Pass-Through Rate on the outstanding
                                Certificate Principal Amount or Notional
                                Amount of such Class, as applicable.

PRINCIPAL DISTRIBUTIONS:        Principal will be distributed on each
                                Distribution Date to the most senior Class
                                (i.e., the Class with the earliest
                                alphabetical/numerical Class designation) of the Principal Balance Certificates outstanding, until its Certificate Principal Amount is reduced to zero (sequential order). If, due to losses, the Certificate Principal Amounts of the Class B through Class H Certificates are reduced to zero, payments of principal to the Class A-1, A-2 and A-3 Certificates will be made on a pro rata basis.

PREPAYMENT PREMIUM ALLOCATION:  Prepayment Premiums (to the extent received)
                                will be allocated among the Class X
                                Certificates and the Principal Balance
                                Certificates (other than Classes G and H) entitled to distributions in respect of principal on any Distribution Date, as described in the Prospectus Supplement under DESCRIPTION OF THE OFFERED CERTIFICATES - Distributions - Prepayment Premiums.

CREDIT ENHANCEMENT:             Each Class of Certificates (other than Classes
                                A-1, A-2, A-3, Q and X) will be subordinated to all other Classes with an earlier alphabetical Class designation.

ADVANCING:                      The Master Servicer, the Trustee and the Fiscal
                                Agent (in that order) will each be obligated to make P&I Advances and Servicing Advances, including delinquent property taxes and insurance, but only to the extent that such Advances are deemed recoverable.





This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR
THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

LARGE LOAN                  PRELIMINARY TERM SHEET           September 24, 1997
                          $754,531,157 (APPROXIMATE)
                    MORGAN STANLEY MORTGAGE CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 1997-XL1

REALIZED LOSSES AND EXPENSE LOSSES: Realized Losses and trust fund expenses, if any, will be allocated to the Class H, Class G, Class F, Class E, Class D, Class C and Class B Certificates, in that order, and then to Classes A-1, A-2 and A-3, pro rata, in each case reducing amounts payable thereto. Any interest shortfall of any Class of Certificates will result in unpaid interest for such Class which, together with interest thereon compounded monthly at one-twelfth the applicable Class Pass-Through Rate, will be payable in subsequent periods, subject to available funds.

PREPAYMENT INTEREST SHORTFALLS:     For any Distribution Date, any Net
                                    Aggregate Prepayment Interest Shortfall
                                    not offset by the Servicing Fee for such Distribution Date, will generally be allocated pro rata to each Class of Certificates in proportion to its entitlement to interest.

APPRAISAL REDUCTIONS:               Any appraisal reduction generally will
                                    be created in the amount, if any, by which the Principal Balance of a Specially
                                    Serviced Mortgage Loan (plus other amounts overdue in connection with such loan) exceeds 90% of the appraised value of the related Mortgaged Property. The Appraisal
                                    Reduction Amount will reduce
                                    proportionately the amount of P&I Advances for such loan, which reduction will be borne, in general, by a reduction of interest distributable to the most subordinate Class of Principal Balance
                                    Certificate outstanding.

                                    An Appraisal Reduction will be reduced to zero as of the date the related Mortgage Loan has been brought current for at least three consecutive months, paid in full, liquidated, repurchased or otherwise disposed of.

DIRECTING CLASS:                    The Directing Class will generally be the
                                    most subordinate Class of Certificates
                                    outstanding at any time. The Pooling
                                    Agreement provides that holders of
                                    Certificates evidencing greater than 50% of the Percentage Interests of the Directing Class may replace the Special
                                    Servicer provided that each Rating Agency confirms that such replacement will not cause a qualification, withdrawal or downgrading of the then-current ratings assigned to any Class of Certificates.

SPECIAL SERVICER:                   In general, the Special Servicer has the
                                    right to modify the terms of a Specially
                                    Serviced Mortgage Loan if it determines
                                    that such modification would be in the
                                    best interests of the Certificateholders, provided that the Special Servicer generally may not extend the maturity date of a Mortgage Loan beyond two years prior to the Final Rated Distribution Date.

OPTIONAL TERMINATION:               The Depositor, then the Master Servicer,
                                    then the holder of a majority of the LR
                                    Certificates will have the option to
                                    purchase, in whole but not in part, the
                                    remaining assets of the trust on or after the Distribution Date on which the aggregate Certificate Principal Amount of all Classes of Certificates then outstanding is less than or equal to 1% of the initial Pool Balance. Such purchase price will generally be at a price equal to the unpaid aggregate Scheduled
                                    Principal Balances of the Mortgage Loans, plus accrued and unpaid interest and unreimbursed Servicing Advances.

REPORTS TO CERTIFICATEHOLDERS:      The Trustee will prepare and deliver
                                    monthly Certificateholder Reports. The
                                    Special Servicer will prepare and deliver to the Trustee monthly reports summarizing the status of each Specially Serviced
                                    Mortgage Loan. The Master Servicer and
                                    Special Servicer will prepare and deliver to the Trustee an annual report setting forth certain information with respect to each Mortgage Loan, as available. Each of the reports will be available to the Certificateholders upon request. A Report containing information regarding the
                                    Mortgage Loans will be available
                                    electronically.



This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR
THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED
HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement Memorandum. To our Readers
Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

LARGE LOAN                  PRELIMINARY TERM SHEET           September 24, 1997
                          $754,531,157 (APPROXIMATE)
                    MORGAN STANLEY MORTGAGE CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 1997-XL1



                                BOND STRUCTURE



                               [CHART TO COME]



-------------------------------------------------------------------------------
(1) The Class X Notional Amount is generally equal to the sum of the Certificate Principal Amounts of each Principal Balance Certificate outstanding from time to time. The Pass-Through Rate on the Class X Certificates on each Distribution Date will equal, in general, the weighted average of the Class X Strip Rates for the respective Principal Balance Certificates for such Distribution Date. The Class
         X Strip Rate in respect of any Class of Principal Balance Certificates will, in general, equal the excess, if any, of the Weighted Average Net Mortgage Rate over the Pass-Through rates applicable to the Classes of Principal Balance Certificates. The Class X Certificates will be rated AAA/Aaa by Fitch and Moody's.



This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR
THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED
HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement Memorandum. To our Readers
Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

LARGE LOAN                  PRELIMINARY TERM SHEET           September 24, 1997
                          $754,531,157 (APPROXIMATE)
                    MORGAN STANLEY MORTGAGE CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 1997-XL1



The Class A-1, A-2, A-3, B, C, D, E, F, G and H Certificates are monthly pay, multi-class, sequential pay REMIC commercial mortgage pass-through certificates. All Classes of Certificates derive their cash flows from the entire pool of Mortgage Loans.


                            PRIORITY OF CASH FLOWS

                               [CHART TO COME]



                  REMAINING TERM TO EFFECTIVE MATURITY DATE

                               [CHART TO COME]



-------------------------------------------------------------------------------
(1) The Class A-1, A-2, A-3 and X Certificates will be paid interest on a pro rata basis.
(2) The above analysis is based on the Modeling Assumptions and Scenario described in the Prospectus Supplement.



This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR
THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED
HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement Memorandum. To our Readers
Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

LARGE LOAN                  PRELIMINARY TERM SHEET           September 24, 1997

                          $754,531,157 (APPROXIMATE)
                    MORGAN STANLEY MORTGAGE CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 1997-XL1


III. COLLATERAL CHARACTERISTICS
-------------------------------------------------------------------------------

Cut-Off Date Principal Balance: (as of October 1, 1997)          $754,531,157
Number of Mortgage Loans:                                                  12
Number of Properties:                                                     104
Weighted Average Coupon:                                                8.34%
Weighted Average Cut-Off Date LTV:                                      52.7%
Weighted Average LTV at Effective Maturity Date:                        45.5%
Weighted Average DSCR:                                                  2.00x
Weighted Average Original Amortization Term:                       322 months
Weighted Average Original Term to Effective Maturity Date:         116 months
Weighted Average Remaining Term to Effective Maturity Date:        105 months
Weighted Average Seasoning:                                         11 months

-------------------------------------------------------------------------------

                                                              PRINCIPAL
                             CUT-OFF                          BALANCE AT                                        ORIGINAL  REMAINING
                              DATE      PERCENT OF            EFFECTIVE          EFFECTIVE                       TERM TO   TERM TO
                            PRINCIPAL     CUT-OFF              MATURITY  CUT-OFF  MATURITY           ORIGINAL   EFFECTIVE EFFECTIVE
                             BALANCE  DATE PRINCIPAL             DATE      DATE     DATE           AMORTIZATION  MATURITY  MATURITY
LOAN NAME                    ($000s)      BALANCE     COUPON    ($000s)    LTV      LTV     DSCR(1)    TERM        DATE      DATE
-----------------------------------------------------------------------------------------------------------------------------------
605 Third Avenue             $120,000      15.9%      7.917%  $105,000(2)  66.7%    58.3%   2.04x       N/A         120       120
Edens and Avant                82,750      11.0       7.300     82,750     36.8     36.8    3.35        N/A         120       119
Ashford Financial              73,537       9.7       8.600     52,575     50.9     36.4    2.16        240         119       111
Mansion Grove                  72,862       9.7       8.350     64,492     61.7     54.7    1.39        360         120       117
North Shore Towers             70,281       9.3       9.32(3)   64,482     20.1     18.4    2.83        360         120        86
Keystone at the Crossing
  Fashion Mall                 64,864       8.6       7.850     56,941     55.9     49.1    1.73        360         119       116
Yorktown Shopping Center       57,304       7.6       8.250     48,766     48.0     40.8    1.33        300         120        81
The Grand Kempinski            55,000       7.3       8.630     45,114     61.1     50.1    1.73        300         120       120
Arrowhead Towne Center         48,900       6.5       8.600     46,597     46.6     44.4    1.79        360          84        51
Mark Centers Trust Portfolio   45,450       6.0       8.840     37,962     63.8     53.3    1.50        300         119       108
Westgate Mall                  42,682       5.7       9.250     35,891     65.7     55.2    1.20        300         119       110
Westshore Mall                 20,901       2.8       8.070     19,438     63.3     58.9    1.68        360          84        77
                             --------     ------      ------  --------     -----    -----   -----       ------      ---       ---
TOTALS/WEIGHTED AVERAGES     $754,531     100.0%      8.339%  $660,009     52.7%    45.5%   2.00x       322(4)      116       105
                             ========     =====       =====   ========     ====     ====    ====        ===         ===       ===
-----------------------------------------------------------------------------------------------------------------------------------

(1)  Based on underwritable net cash flow.

(2) Effective Maturity Date Balance after accounting for a $15,000,000 LOC which will be available at the Effective Maturity Date.

(3) The North Shore Towers mortgage coupon is 9.32%, however, John Hancock is retaining a 2.57% strip leaving a pass-through coupon of 6.75%.

(4) Weighted average original amortization term excludes 605 Third Avenue and Edens and Avant.



This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR
THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

LARGE LOAN                  PRELIMINARY TERM SHEET           September 24, 1997

                          $754,531,157 (APPROXIMATE)
                    MORGAN STANLEY MORTGAGE CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 1997-XL1



                                LOAN FEATURES


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                BANKRUPTCY-  FUNDED
                                                                  REMOVAL OF  CAPITAL LOCK BOX/                   REMOTE    TAX AND
                                                        PRINCIPAL  PROPERTY   RESERVE   SWEEP       CROSS       BORROWING INSURANCE
LOAN NAME                      CALL PROTECTION          REPAYMENT  MANAGER(1) ACCOUNTS ACCOUNT COLLATERALIZATION  ENTITY    ESCROW
-----------------------------------------------------------------------------------------------------------------------------------
605 Third Avenue         Locked 24 mos., Defeasance      Effective    No        Yes      Yes         N/A            Yes       Yes
                                                         Maturity

Edens and Avant          Locked 24 mos., Defeasance       Balloon     Yes       Yes      Yes         Yes            Yes       Yes

Ashford Financial        Locked 24 mos., Defeasance      Effective    Yes       Yes      Yes         Yes            Yes       Yes
                                                         Maturity

Mansion Grove            Locked 57 mos., Yld Maint       Effective    Yes       Yes      Yes         N/A            Yes       Yes
                                 Minimum 1%              Maturity

North Shore Towers               Yld Maint               Balloon      No        No       No          N/A            No        Yes(2)
                                 Minimum 1%

Fashion Mall-
  Keystone at
  the Crossing         Locked 24 mos., Yld Maint +50bp   Effective    Yes       Yes      Yes         N/A            Yes       Yes
                                 Minimum 1%              Maturity

Yorktown Shopping
  Center               Locked 21 mos., Yld Maint +50bp    Balloon     No        No       No          N/A            No        Yes
                            Minimum 2% declining
                            .25% annually to 1%

The Grand Kempinski       Locked 35 mos., Yld Maint      Effective    Yes       Yes      Yes         N/A            Yes       Yes
                                 Minimum 1%              Maturity

Arrowhead Towne Center           Yld Maint               Balloon      No        No       No          N/A            No        Yes(2)
                           Minimum 2% declining
                            .5% annually to 1%

Mark Centers Trust
  Portfolio              Locked 25 mos., Yld Maint       Effective    Yes       Yes      Yes         Yes            Yes       Yes
                                 Minimum 1%              Maturity

Westgate Mall          Locked 38 mos., Yld Maint +50bp   Balloon      No        No       No          N/A            No        Yes
                            Minimum 2% declining
                             .5% annually to 1%

Westshore Mall           Locked 53 mos., Yld Maint       Effective    Yes       Yes      Yes         N/A            Yes       Yes
                                 Minimum 1%              Maturity
-----------------------------------------------------------------------------------------------------------------------------------

(1)  Subject to various conditions as outlined in the prospectus supplement.

(2)  Taxes only.



This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR
THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

LARGE                         PRELIMINARY TERM SHEET       September 24, 1997
LOAN
                                    $754,531,157 (APPROXIMATE)
                                MORGAN STANLEY MORTGAGE CAPITAL I INC.
                            COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                          SERIES 1997-XL1

                                   PRELIMINARY PROPERTY OVERVIEW

-----------------------------------------------------------------------------------------------------------------
                                                                              PROPERTY            YEAR BUILT/
        LOAN NAME               LOCATION              BORROWER/SPONSOR        TYPE                RENOVATED
-----------------------  ---------------------------------------------------  -----------------------------------
603 Third Avenue         New York, NY          Fisher Brothers/               Office                  1963/1996
                                               National Bulk Carriers
Edens and Avant          SC, NC, TN, GA        State of Michigan              Community Shopping       Various
                                               Retirement System              Centers (61), Office
                                                                              (2)
Ashford Financial        CA, FL, TX, NY, NJ,   Fisher Brothers/Getty/         Hotel (14), Office       Various
                         MA, VA, NE            Soros                          (1)

Mansion Grove            Santa Clara, CA       Sanford Diller                 Multifamily               1989

North Shore Towers       Floral Park, NY       1,547 Co-op Owners/            Multifamily               1971

Fashion Mall-
  Keystone at the
  Crossing               Indianapolis, IN      Royal British Shell Pension    Regional Mall           1973/1992

Yorktown Shopping
 Center                  Lombard, IL           Estate of E.D. Pehrson/        Super-Regional Mall     1968/1994
                                               Wilder Group

The Grand Kempinski      Dallas, TX            The Rolaco Group               Hotel                     1983

Arrowhead Towne Center   Glendale, AZ          Westcor/JCP                    Super-Regional Mall       1993

Mark Centers Trust
 Portfolio               PA, AL, SC, GA, NY,   Mark Centers Trust             Community Shopping       Various
                         FL, VA                                               Centers (17)

Westgate Mall            Fairview Park, OH     R.E. Jacobs Group              Regional Mall           1954/1996

Westshore Mall           Holland Township, MI  Ivanhoe/Wilmorite              Regional Mall             1988

-------------------------------------------------------------------------------------------------------
                                CUT-OFF DATE    SQUARE FEET/
                                   LOAN           NO. OF      LOAN PSF/                   APPRAISED
LOAN NAME                         AMOUNT         UNITS(5)      PER UNIT   OCCUPANCY(3)      VALUE
----------------------------  -------------- --------------  ----------- ------------  ---------------
605 Third Avenue               $120,000,000       946,369      $    116(1)    98.0%     $  180,000,000

Edens and Avant                  82,750,000     4,439,665            19       90.6         225,036,809

Ashford Financial                73,537,438         2,923        23,943(2)    66.3         144,450,000

Mansion Grove                    72,862,226           877        83,081       96.8         118,000,000

North Shore Towers               70,280,966         1,844        38,113       92.0         350,000,000

Fashion Mall-
  Keystone at the Crossing       64,864,238       682,912            95       87.5         116,000,000

Yorktown Shopping Center         57,304,459       480,539           119       91.0         119,500,000

The Grand Kempinski              55,000,000           528       104,167       69.9          90,000,000

Arrowhead Towne Center           48,899,962       394,297           124       88.7         105,000,000

Mark Centers Trust Portfolio     45,449,576     2,317,463            20       93.2          71,200,000

Westgate Mall                    42,681,517       617,222           143 (4)   88.5          65,000,000

Westshore Mall                   20,900,775       393,949            53       95.3          33,000,000
                              --------------                                           ---------------
TOTAL                          $754,531,157                                             $1,617,186,809
                              ==============                                             ===============

--------------------------------------------------------------------
(1) Based on a Loan Amount of $120,000,000 less the $10,000,000 allocated to the parking garage, or $110,000,000.
(2) Based on a Loan Amount of $73,537,438 less the $3,553,487 allocated to the Admiralty Office Building.
(3) Regional Mall Occupancy figures reflect Mall Store Tenants only.
(4) Adjusted for tenants which own their own improvements.
(5) Self-owned anchors are excluded from square feet.

This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR
THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

LARGE                         PRELIMINARY TERM SHEET       September 24, 1997
LOAN
                                    $754,531,157 (APPROXIMATE)
                                MORGAN STANLEY MORTGAGE CAPITAL I INC.
                            COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                          SERIES 1997-XL1

                                    GEOGRAPHIC DIVERSIFICATION

-----------------------------------------------------------------------------------------------------------------

                             CUT-OFF         CUT-OFF
                               DATE           DATE
              NUMBER OF     ALLOCATED       ALLOCATED
STATE        PROPERTIES    LOAN AMOUNT   LOAN AMOUNT(1)
----------  ------------ --------------  --------------
NY                 6       $199,500,169        26.4%
CA                 3         94,577,979        12.5
TX                 2         68,226,868         9.0
IN                 1         64,864,238         8.6
SC                45         62,865,695         8.3
IL                 1         57,304,459         7.6
AZ                 1         48,899,962         6.5
OH                 1         42,681,517         5.7
PA                10         29,125,458         3.9
FL                 4         21,770,709         2.9
MI                 1         20,900,775         2.8
NC                11         10,677,820         1.4
TN                 3          8,656,771         1.1
GA                 6          6,122,631         0.8
AL                 2          5,915,496         0.8
NJ                 2          4,244,443         0.6
MA                 2          3,553,487         0.5
VA                 2          3,556,893         0.5
NE                 1          1,085,788         0.1
            ------------ --------------  --------------
TOTALS/
WEIGHTED
AVERAGES         104       $754,531,157       100.0%
            ============ ==============  ==============

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                             PERCENTAGE OF                              PERCENTAGE OF    WEIGHTED
                                 TOTAL       WEIGHTED                       TOTAL        AVERAGE
             UNDERWRITTEN    UNDERWRITTEN     AVERAGE     APPRAISED       APPRAISED      CUT-OFF
STATE          CASH FLOW     CASH FLOW(1)      DSCR         VALUE          VALUE(1)      DATE LTV
----------  -------------- ---------------  ---------- --------------  --------------- ----------
NY             41,005,056         30.1%         2.32    $  543,800,000       33.6%         49.7%
CA             14,373,039         10.6          1.57       155,400,000        9.6          59.3
TX             12,440,513          9.1          1.81       115,850,000        7.2          59.1
IN              9,748,888          7.2          1.73       116,000,000        7.2          55.9
SC             15,081,865         11.1          3.27       166,030,757       10.3          38.0
IL              7,570,166          5.6          1.33       119,500,000        7.4          48.0
AZ              8,356,914          6.1          1.79       105,000,000        6.5          46.6
OH              5,321,105          3.9          1.20        65,000,000        4.0          65.7
PA              4,120,484          3.0          1.50        45,200,000        2.8          63.8
FL              4,195,753          3.1          2.11        39,100,000        2.4          51.8
MI              3,119,597          2.3          1.68        33,000,000        2.0          63.3
NC              2,695,100          2.0          3.35        29,945,550        1.9          36.8
TN              2,151,718          1.6          3.35        23,907,979        1.5          36.8
GA              1,219,842          0.9          2.55        13,277,522        0.8          48.5
AL                970,193          0.7          1.50         8,675,000        0.5          63.8
NJ              1,763,005          1.3          2.16        14,200,000        0.9          50.9
MA              1,159,565          0.9          2.16        11,200,000        0.7          50.9
VA                763,523          0.6          2.00         8,500,000        0.5          54.1
NE                111,263          0.1          2.16         3,600,000        0.2          50.9
            -------------- ---------------  ---------- --------------  --------------- ----------
TOTALS/
WEIGHTED
AVERAGES     $136,167,585        100.0%        2.00x    $1,617,186,809      100.0%         52.7%
            ============== ===============  ========== ==============  =============== ==========

-------------------------------------------------------------------
(1) Numbers may not add to 100% due to rounding.

This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR
THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

LARGE                                                      September 24, 1997
LOAN                   PRELIMINARY TERM SHEET


                     $754,531,157 (APPROXIMATE)
                MORGAN STANLEY MORTGAGE CAPITAL I INC.
            COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                            SERIES 1997-XL1


                    PROPERTY TYPE DIVERSIFICATION
-----------------------------------------------------------------------

                         RETAIL
                         16.6%
                                                                     REGIONAL
                                        [PROPERTY TYPE                 MALL
                                       DIVERSIFICATION                 31.1%
                  HOTEL                 CHART TO COME]
                  16.6%

                        OFFICE                                  MULTIFAMILY
                        16.9%                                      19.0%


------------------------------------------------------------------------------------------------------------------------------------
                                            PERCENTAGE OF
                                CUT-OFF        CUT-OFF                   PERCENTAGE OF                     PERCENTAGE OF  WEIGHTED
                                 DATE           DATE                        TOTAL       WEIGHTED                 TOTAL      AVERAGE
                 NUMBER OF     ALLOCATED     ALLOCATED    UNDERWRITTEN   UNDERWRITTEN   AVERAGE   APPRAISED    APPRAISED    CUT-OFF
PROPERTY TYPE    PROPERTIES   LOAN AMOUNT   LOAN AMOUNT    CASH FLOW      CASH FLOW       DSCR      VALUE        VALUE    DATE LTV
------------------------------------------------------------------------------------------------------------------------------------
Regional Mall      5       $234,650,951      31.1%        34,116,670      25.1%        1.55x $  438,500,000     27.1%       54.5%
Multifamily        2        143,143,192      19.0         29,370,407      21.6         2.10     468,000,000     28.9        41.3
Office             4        127,493,934      16.9         21,055,602      15.5         2.09     196,348,327     12.1        65.3
Hotel             15        124,983,951      16.6         25,455,590      18.7         1.97     228,450,000     14.1        55.4
Retail            78        124,259,130      16.6         26,169,315      19.2         2.68     285,888,481     17.7        46.7
                ----      -------------     -----        -----------     -----        -----   -------------    -----       -----
TOTAL/WEIGHTED
 AVERAGE         104       $754,531,158     100.0%       $136,167,585    100.0%        2.00x  $1,617,186,809   100.0%      52.7%
                ====      =============     =====        ============    =====        =====   ==============   =====       ====
------------------------------------------------------------------------------------------------------------------------------------



This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR
THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

LARGE                   PRELIMINARY COLLATERAL TERM SHEET:
LOAN                             605 THIRD AVENUE


                                 LOAN INFORMATION

                                 ORIGINAL                                     CUT-OFF DATE

PRINCIPAL BALANCE:               $120,000,000                                 $120,000,000

ORIGINATION DATE:                September 10, 1997

INTEREST RATE:                   7.917%

AMORTIZATION:                    Interest-only payments through Effective Maturity Date, thereafter, 20 year amortization. In lieu of amortization, borrower has posted an initial LOC of
                                 $5MM which will be increased in equal annual installments to achieve a $15MM balance by October 1, 2007.

HYPERAMORTIZATION:               After the Effective Maturity Date, interest rate increases to 12.917%. All excess cash flow is used to reduce outstanding principal balance; the additional
                                 5% interest accrues interest at the increased rate and is deferred until the principal balance is zero.

EFFECTIVE MATURITY DATE:         October 1, 2007

MATURITY DATE:                   October 1, 2027

BORROWER/SPONSOR:                605 Third Avenue LLC, a special-purpose New York limited liability company indirectly owned and controlled by the Fisher Brothers and National Bulk
                                 Carriers, Inc.

CALL PROTECTION:                 Two year prepayment lockout from the date of securitization with U.S. Treasury defeasance thereafter. Loan prepayabale at par beginning 90 days prior the
                                 Effective Maturity Date.

REMOVAL OF
PROPERTY MANAGER:                As long as the Fisher Brothers manage the property, the manager can only be replaced, (i) upon a monetary event of default, (ii) upon acceleration of the loan, or (iii) if the manager has engaged in gross negligence or willful misconduct. If the Fisher Brothers are not managing the property, the manager can be replaced upon the above-mentioned events and if at the end of each calendar quarter, the DSCR for the trailing twelve months, drops below 1.15x together with certain other conditions outlined in the loan documents.

UP FRONT RESERVES:               Deferred Maintenance:                                          $   70,000
                                 Leasing Rollover Reserve:                                      $5,000,000

GENERAL MONTHLY RESERVES:        Property Taxes, Insurance in appropriate amounts and Replacement Reserves of $219,728 annually

ADDITIONAL MONTHLY
RESERVES:                        Leasing Rollover:                               Replenished to $5,000,000
                                                                                (capped at $200,000/month)
                                 Wiley Rollover:                                    $165,000/month through
                                                                                           October 1, 2002
                                 Neuberger Rollover:                                 $25,000/month through
                                                                                          October 1, 2002,
                                                                                    $165,000/month through
                                                                                           October 1, 2006

COLLECTION ACCOUNT:              Hard Lockbox

CROSS-COLLATERALIZATION/
DEFAULT:                         N/A

MEZZANINE LOANS:                 Yes, $12,000,000. Currently held by the Fisher Brothers.



                                 PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:          Single Asset

PROPERTY TYPE:                   Office

LOCATION:                        605 Third Avenue, New York, New York

YEAR BUILT/RENOVATED:            1963/Various through 1996

THE COLLATERAL:                  43 story office building containing 984,447 SF of GLA (946,369 net rentable SF) and adjacent 750 space parking garage.

                                 Major tenants include John Wiley & Sons, Neuberger & Berman, Grant Thornton and
                                 ESPN, Inc.

PROPERTY MANAGEMENT:             Fisher Brothers Management Co.

OCCUPANCY
(JUNE 30, 1997):                 98%

1996 NET OPERATING
INCOME:                          $22,8223,422

UNDERWRITABLE NET
CASH FLOW:                       $19,403,628

APPRAISED VALUE:                 $180,000,000

CUT-OFF DATE
LOAN/PSF(1):                     $116

APRAISED BY:                     Cushman & Wakefield, Inc.

APPRAISAL DATE:                  August 1, 1997

LTV:                             CUT-OFF DATE                   AT MATURITY
                                    66.7%                          58.3%

DSCR(2):                            2.04x                          2.33x

(1)  Based on the Cut-Off Date Loan Balance reduced by the $10,000,000 allocated to the parking garage.

(2)  Based on Underwritable Net Cash Flow.






This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR
THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

LARGE LOAN                PRELIMINARY COLLATERAL TERM SHEET:
                                  605 THIRD AVENUE


             TEN LARGEST TENANTS BASED ON ANNUALIZED BASE RENT(1)

-----------------------------------------------------------------------------------------------------------------------------------
TENANT OR                                                                     PERCENT                PERCENT OF TOTAL   ANNUALIZED
PARENT COMPANY                                                      TENANT   OF TOTAL    ANNUALIZED     ANNUALIZED       BASE RENT
OF TENANT                              TENANT NAME                 NRA (SF) NRA (SF)(4)   BASE RENT    BASE RENT(4)         PSF
-----------------------------------------------------------------------------------------------------------------------------------
John Wiley & Sons, Inc.                John Wiley & Sons, Inc.      231,047     24.4%   $ 8,682,754        27.1%          $37.58
Neuberger & Berman Management          Neuberger & Berman           139,448     14.7      4,677,992        14.6            33.55
Unisys Corporation (2)                 Unisys Corporation            77,144      8.2      3,092,463         9.7            40.09
Aon Risk Services, Inc. of New York(3) Rollins Hudig Hall            71,080      7.5      2,772,120         8.7            39.00
Grant Thornton, LLP                    Grant Thornton                55,688      5.9      1,733,016         5.4            31.12
Disney                                 ESPN, Inc.                    53,674      5.7      1,573,947         4.9            29.32
Univision Television Group, Inc.       Univision Holdings, Inc.      35,814      3.8      1,157,508         3.6            32.32
Veeba Corporation                      Stinnes Corporation           25,560      2.7        945,720         3.0            37.00
Snow, Becker, Kroll Et. Al.            Snow, Becker, Kroll Et. Al.   25,270      2.7        717,830         2.2            28.41
Esanu Katsky Korins & Siger            Esanu Katsky Korins & Siger   19,867      2.1        566,210         1.8            28.50
                                                                    -------    -----    -----------       -----           ------
TOTAL/AVERAGE MAJOR TENANTS                                         734,592     77.6%   $25,919,560        81.0%          $35.28
OTHER TENANTS                                                       193,082     20.4      6,090,083        19.0            31.54
VACANT                                                               18,695      2.0              0         0.0             0.00
                                                                    -------    -----    -----------       -----           ------
TOTAL NET RENTABLE AREA                                             946,369    100.0%   $32,009,643       100.0%          $34.51(5)
                                                                    =======    =====    ===========       =====           ======


                              HISTORICAL OCCUPANCY
---------------------------------------------------------------------------

                              AVERAGE
YEAR                         OCCUPANCY
---------------------------------------------------------------------------
1996                            98.1%
1995                            98.6
1994                           100.0
1993                            99.5
1992                            99.5
1991                            85.2
1990                            99.0
1989                            92.8
1988                           100.0
1987                           100.0
1986                           100.0
                               -----
AVERAGE                         97.6%
                               =====
---------------------------------------------------------------------------
(1) Based on June 30, 1997 Rent Roll.
(2) Neuberger and Berman currently sub-leases and has an executed lease beginning in 1999 for 66,625 of the 77,144 sq. ft. occupied by Unisys.
    The remaining 10,519 sq. ft. is currently sub-leased to Cosmetics Plus.
(3) Space has been re-measured to 74,780 sq. ft. Neuberger and Berman has an executed lease beginning in 2000 for two-thirds of this space
    (56,085 sq. ft.). Neuberger is currently subleasing this space.
(4) Numbers may not total 100.0% due to rounding.
(5) Annualized Base Rent PSF excludes vacant space.


This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR
THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

LARGE LOAN                PRELIMINARY COLLATERAL TERM SHEET:
                                  605 THIRD AVENUE

                            LEASE EXPIRATION SCHEDULE(1)
------------------------------------------------------------------------------------
                                                      PERCENT OF TOTAL   ANNUALIZED
YEAR ENDING      EXPIRING   PERCENT OF    ANNUALIZED     ANNUALIZED      BASE RENT
  DEC. 31           SF      TOTAL SF(3)   BASE RENT      BASE RENT       PER SQ. FT.
------------------------------------------------------------------------------------
  Vacant          18,695        2.0%               -           -                 -
   1997           17,996        1.9          452,400         1.4%            25.14
   1999(2)       150,722       15.9        5,530,256        17.3             36.69
   2000           95,844       10.1        3,660,384        11.4             38.19
   2001            8,000        0.8          225,500         0.7             28.19
   2003          231,047       24.4        8,682,754        27.1             37.58
   2004           72,321        7.6        2,127,207         6.6             29.41
   2005           69,468        7.3        2,185,268         6.8             31.46
   2006           29,568        3.1        1,161,952         3.6             39.30
2007 or Later    252,708       26.7        7,983,922        24.9             31.59
                 -------      -----      -----------       -----            ------
   TOTAL         946,369      100.0%     $32,009,643       100.0%           $34.51
                 =======      =====      ===========       =====            ======
----------------------------------------------------------------------------------
(1) Based on June 30, 1997 Rent Roll.
(2) 1999 expirations include: Unysis (77,144 sq. ft.), Grant Thornton (53,688 sq. ft.),
    and Smith Barney (17,890 sq. ft.). Neuberger & Berman has already executed leases for 66,625 sq. ft. of the space leased by Unysis. Neuberger & Berman is currently subleasing this space.
(3) Numbers may not add to 100.0% due to rounding.


This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR
THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

LARGE                         PRELIMINARY COLLATERAL TERM SHEET:
LOAN                                    EDENS & AVANT

                                     LOAN INFORMATION

                            ORIGINAL:         CUT-OFF DATE
PRINCIPAL BALANCE:          $82,750,000       $82,750,000

ORIGINATION DATE:           July 15, 1997

INTEREST DATE:              7.30%

AMORTIZATION:               Interest only for 10 years with balloon payment
                            at maturity

HYPERAMORTIZATION:          Not Applicable

EFFECTIVE MATURITY DATE:    Not Applicable

MATURITY DATE:              August 31, 2007

BORROWER/SPONSOR:           Edens & Avant Financing Limited Partnership, a
                            Delaware limited partnership, controlled by the
                            State of Michigan Retirement System 83.5%, and a
                            group consisting of Joseph Edens and other
                            principals and employees of Edens & Avant, Inc.
                            16.5%

CALL PROTECTION:            Two-year prepayment lockout from the date of
                            securitization, with U.S. Treasury defeasence thereafter. Loan prepayable at par beginning 60 days prior to the Maturity Date.
REMOVAL OF PROPERTY
MANAGER:                    Management may be terminated (i) if at the end of
                            each calendar quarter DSCR for the trailing 12 months (less than) 1.25:1.0 unless borrower deposits additional collateral to enable the loan to meet the test (ii) upon a 50% or more change in control of the manager, (iii) upon a default by the manager under the management agreement (iv) upon an event of default under the loan documents or (v) at any time for cause.

UP FRONT RESERVES:          Deferred Maintenance            $  317,009
                            Environmental Reserve:          $  391,188
                            Capital Expenditure and TI:     $4,795,088

GENERAL MONTHLY
RESERVES:                   Property Taxes, Insurance, Debt Service and Capital
                            Expenditure reserves of $73,994 monthly.

COLLECTION ACCOUNT:         "Sweep Account" whereby borrower deposits gross
                            receipts daily into a cash collateral account used to establish the escrows listed above; "Springing
                            Lockbox" whereby upon DSCR (less than) 1.5:1.0 or the occurrence of certain events of default, a hard lockbox is established.

CROSS-COLLATERALIZATION/
DEFAULT:                    Yes

MEZZANINE LOANS:            None




                              PROPERTY INFORMATION


SINGLE ASSET/PORTFOLIO:     Portfolio

PROPERTY TYPE:              61 retail centers, 2 office buildings

LOCATION:                   Location by Allocated Loan Amount
Georgia                      4.2%
North Carolina              12.8%
South Carolina              72.6%
Tennessee                   10.4%

YEAR BUILT:                 See Property Description Table

THE COLLATERAL:             54 community and neighborhood retail shopping
                            centers, 7 freestanding retail stores and 2 office buildings encompassing total GLA of 4,439,655 SP.

                            Anchors include Food Lion, Wal-Mart, Bi-Lo, Revco, Family Dollar and Winn Dixie.

PROPERTY MANAGEMENT:        Edens & Avant Properties Limited Partnerships

AVERAGE OCCUPANCY
(APRIL 8, 1997):                        91%

1996 NET OPERATING
INCOME:                      $ 20,238,540

UNDERWRITABLE
NET CASH FLOW:               $ 20,253,312

CALCULATED VALUE AT
A 9% CAP RATE:               $225,036,809

CUT-OFF DATE LOAN/PSF:       $19

                             CUT-OFF DATE                  AT MATURITY
LTV:                            36.8%                        36.8%

DSCR(1):                        3.35x                        3.35x

(1) Based on Underwritable Net Cash Flow.



This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR
THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

LARGE                         PRELIMINARY COLLATERAL TERM SHEET:
LOAN                                    EDENS & AVANT

                                 PROPERTY DESCRIPTION
----------------------------------------------------------------------------

                                                                                             CUT-OFF DATE
                                                              YEAR BUILT/      OCCUPANCY    ALLOCATED LOAN
PROPERTY                       LOCATION              NRA    LAST RENOVATED   APRIL 8, 1997      AMOUNT
----------------------------------------------------------------------------------------------------------
Florence Mall                  Florence, SC        247,064     1965/1984          100%        $5,516,883
Trenholm Plaza                 Forest Acres, SC    172,957     1960/1997           86          4,399,870
NBSC Building                  Columbia, SC        147,890     1970/1994           80          3,588,694
Hampton Plaza                  Clarksville, TN     189,302       1988              97          3,021,907
Cumberland Plaza               McMinnville, TN     143,951       1988              97          2,835,486
Cunningham Place               Clarksville, TN     149,744       1987             100          2,799,378
Bay Village                    Conway, SC          133,480       1988              99          2,381,777
Belvedere Plaza                Anderson, SC        158,739     1965/1992           73          2,331,027
Lakeside Shopping Center       Anderson, SC        137,507       1979              96          2,134,162
Triangle Village               Lexington, SC       115,754       1986              97          2,031,662
Widewater Square               Columbia, SC         95,700     1976/1990           95          2,028,788
Palmetto Plaza                 Sumter, SC           97,864     1964/1996           98          2,013,032
Edisto Village                 Orangeburg, SC      108,668     1972/1994           98          1,980,334
Gateway Plaza                  Sumter, SC           91,150       1989              88          1,956,673
Shoppers Port                  Charleston, SC       74,400     1974/1992          100          1,890,984
Raleigh Blvd. Shopping Center  Raleigh, NC          72,232       1990              94          1,755,941
Kalmia Plaza                   Aiken, SC           215,330       1967              75          1,747,952
Westland Square                West Columbia, SC    62,735     1987/1996           96          1,692,883
Woodberry Plaza                West Columbia, SC    82,930     1976/1994          100          1,645,846
Northway Plaza                 Columbia, SC         74,689     1974/1988           93          1,580,781
Western Square                 Laurens, SC          80,764       1978              82          1,379,182
Lawndale Village               Greensboro, NC       46,337       1987             100          1,323,007
Raeford-Hoke Village           Raeford, NC          73,530       1982             100          1,319,807
Fairfield Square               Winnsboro, SC        54,640       1987             100          1,306,443
Northside Plaza-Henderson      Henderson, NC        66,090     1981/1995           90          1,283,456
St. George Plaza               St. George, SC       53,211     1982/1997           78          1,282,442
Waterway Plaza                 Little River, SC     49,750       1991             100          1,282,040
Northside Plaza-Clinton        Clinton, NC          80,030       1982              92          1,234,189
Ravenel Town Center            Ravenel, SC          48,050       1996             100          1,153,951
South Square Shopping Center   Lancaster, SC        44,350       1992             100          1,148,991
Barnwell Plaza                 Barnwell, SC         70,725       1985             100          1,148,471
Capitol Squre                  West Columbia, SC    79,921     1974/1993           75          1,048,824
Blowing Rock Square            Blowing Rock, NC     42,559       1990             100          1,047,320
Bainbridge Mall                Bainbridge, GA      145,124       1973              91          1,046,440
Three Fountains Plaza          West Columbia, SC    41,450     1986/1996           95          1,009,260
Crossroads Shopping Center     Asheboro, NC         51,440       1981             100          1,000,793

                                                                     continued
-------------------------------------------------------------------------------


This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR
THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltv. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

LARGE               PRELIMINARY COLLATERAL TERM SHEET:
LOAN                          EDENS & AVANT


                          PROPERTY DESCRIPTION

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                CUT-OFF DATE
                                                                           YEAR BUILT/         OCCUPANCY        ALLOCATED LOAN
PROPERTY                            LOCATION                 NRA        LAST RENOVATED      APRIL 8, 1997          AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Saluda Town Centre                  Saluda, SC              37,450            1996               100%             $972,557
Clusters of Whitehall               Columbia, SC            68,029         1973/1988              64               970,542
Lexington Village                   Lexington, SC           30,764            1988                95               954,392
Dreher Plaza                        West Columbia, SC       20,276            1989               100               931,594
Tri-County Plaza                    Royston, GA             63,510            1986                89               929,948
Clover Plaza                        Clover, SC              45,575            1990                98               903,605
Stephens Plaza                      Toccoa, GA              47,850            1989               100               804,486
Goldrush Shopping Center            McCormick, SC           39,700            1993               100               757,251
Mitchell Plaza                      Batesburg, SC           39,970            1987               100               751,239
Blockbuster/Taco Bell-Lexington     Lexington, SC            9,200            1990               100               662,593
Rosewood Extension                  Columbia, SC            13,188            1989                88               641,374
Edgecombe Square                    Tarboro, NC             85,740            1990                42               603,720
Forest Drive Shopping Ctr           Columbia, SC            16,399            1988                85               519,033
Friarsgate Plaza                    Irmo, SC                68,235          1981/1996             82               491,790
Catawba Village                     Newton-Conover, NC      58,450            1978                86               477,676
Waynesville Shopping Center         Waynesville, NC         33,300            1985               100               426,181
Shotwell Center                     Bainsbridge, GA         42,037            1980               100               403,332
Mauldin Square                      Mauldin, SC             15,800            1986               100               352,348
1634 Main Street Building           Columbia, SC            13,994          1934/1988             89               351,753
Blockbuster-Irmo                    Irmo, SC                 6,000            1988               100               333,806
Blockbuster-Decker Blvd.            Columbia, SC             6,000            1989               100               321,007
Blockbuster-Warner Robbins          Warner Robbins, GA       6,400            1989               100               281,004
Blockbuster-Broad River             Columbia, SC             6,000            1988               100               222,634
Jackson Plaza Expansion             Sylva, NC                8,000            1985               100               205,730
Edens KW Winnsboro                  Winnsboro, SC            7,200            1989               100                71,575
Taco Cid                            West Columbia, SC        2,090            1980               100                60,155
Lakeside Square                     Anderson, SC            48,441            1975                34                   N/A
                                                         ---------                               ---           -----------
TOTALS/WEIGHTED AVERAGES                                 4,439,655                                91%          $82,750,000
                                                         =========                               ===           ===========
------------------------------------------------------------------------------------------------------------------------------------





This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR
THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

LARGE               PRELIMINARY COLLATERAL TERM SHEET:
LOAN                          EDENS & AVANT


                          PROPERTY DESCRIPTION
-----------------------------------------------------------------------------

                                  CUT-OFF DATE                              ANNUALIZED             PRIMARY TENANTS WITH
                                  ALLOCATED LOAN       UNDERWRITABLE        BASE RENT PSF        GREATER THAN 15,000 SQ.FT.
PROPERTY                              AMOUNT           NET CASH FLOW        APRIL 8, 1997             APRIL 8, 1997(1)
------------------------------------------------------------------------------------------------------------------------------------
Florence Mall                       $5,516,883           $1,311,100             $6.59        (2)
Trenholm Plaza                       4,399,870            1,093,249              9.07        (3)
NBSC Building                        3,588,694              849,396             13.06        National Bank of South Carolina (2001)
Hampton Plaza                        3,021,907              765,676              4.74        (4)
Cumberland Plaza                     2,835,486              695,624              5.53        Wal-Mart (2008), Food Lion (2009)
Cunningham Place                     2,799,378              690,419              4.89        Winn Dixie (2007), Wal-Mart (2007)
Bay Village                          2,381,777              570,345              4.98        (5)
Belvedere Plaza                      2,331,027              560,524              6.27        Hamrick's Inc. (2000), Farmers
                                                                                               Furniture (1999)
Lakeside Shopping Center             2,134,162              523,182              4.66        Wal-Mart (2000), Bi-Lo (2011)
Triangle Village                     2,031,662              508,128              4.95        Food Lion (2006), Wal-Mart (2005)
Widewater Square                     2,028,788              483,524              6.19        Bi-Lo (2011)
Palmetto Plaza                       2,013,032              480,719              4.64        McCrory (1999), Food Lion (2017)
Edisto Village                       1,980,334              476,356              5.48        (6)
Gateway Plaza                        1,956,673              495,289              6.57        Bi-Lo (2008)
Shoppers Port                        1,890,984              452,297              7.26        Food Lion (2010)
Raleigh Blvd. Shopping Center        1,755,941              444,884              7.84        Food Lion (2010)
Kalmia Plaza                         1,747,952              502,886              3.14        Food Lion (2017), Roses Stores (1998)
Westland Square                      1,692,883              401,253              7.70        Food Lion (2016)
Woodberry Plaza                      1,645,846              398,658              5.76        Winn Dixie (2014), Big Lots (2000)
Northway Plaza                       1,580,781              380,015              5.02        Food Lion (2017)
Western Square                       1,379,182              336,422              6.49        Bi-Lo (2012)
Lawndale Village                     1,323,007              322,415              7.26        Winn-Dixie (2007)
Raeford-Hoke Village                 1,319,807              317,052              5.27        B.C. Moore & Sons, Inc. (2004)
                                                                                               Food Lion (2015)
Fairfield Square                     1,306,443              314,566              6.40        Food Lion (2007)
Northwide Plaza-Henderson            1,283,456              318,495              4.78        Food Lion (2017)
St. George Plaza                     1,282,442              311,420              5.10        Food Lion (2017)
Waterway Plaza                       1,282,040              313,929              7.32        Food Lion (2016)
Northwide Plaza-Clinton              1,234,189              299,409              5.26        Food Lion (2016), Maxway (2001)
Ravenel Town Centre                  1,153,951              282,401              6.03        Food Lion (2016)
South Square Shopping Center         1,148,991              288,227              7.64        Food Lion (2017)
Barnwell Plaza                       1,148,471              290,073              4.79        Food Lion Inc. (2005), Wal-Mart (2005)
Capitol Square                       1,048,824              255,399              5.13        Bi-Lo (2010)
                                                                                                                      continued
------------------------------------------------------------------------------------------------------------------------------------
(1)  Lease expirations are listed assuming no renewal options are exercised.
(2)  Rogers Brothers Fabrics (2000), Books A Million (2005), Fleet Mortgage Group (1998), Piggly Wiggly (2009), Peebles-Kimbrell
     Company (1997)
(3)  Publix Super Markets (2017), Books a Million (2004), Fresh Market (2007)
(4)  Gregg Appliances, Inc. (2006), Wal-Mart (2008), Central Tractor Farm & Country (2000), Michaels Arts & Craft (2001)
(5)  Big Lots  (1998), Wal-mart (2008), Goody's Family Clothing (Open Expiration)
(6)  Bi-Lo (2014), Badcock Furniture (1998), Maxway Store (1999)
(7)  Belk-Simpson (1998), Heilig-Myers Furniture (2002), Good's Family Clothing (1998), Bargain Town (1998)





This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR
THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

LARGE                                PRELIMINARY COLLATERAL TERM SHEET:
LOAN                                          EDENS & AVANT


                                                      PROPERTY DESCRIPTION
----------------------------------------------------------------------

                                  CUT-OFF DATE                      ANNUALIZED       PRIMARY TENANTS WITH
                                 ALLOCATED LOAN   UNDERWRITABLE   BASE RENT PSF   GREATER THAN 15,000 SQ. FT.
PROPERTY                             AMOUNT       NET CASH FLOW   APRIL 8, 1997        APRIL 8, 1997(1)
-------------------------------------------------------------------------------------------------------------
Blowing Rock Square                $ 1,047,320     $   268,436        $ 7.21     Food Lion (2016)
Bainbridge Mall                      1,046,440         267,154          2.90     (7)
Three Fountains Plaza                1,009,260         250,318          7.54     Food Lion (2016)
Crossroads Shopping Center           1,000,793         243,919          5.89     Food Lion (2006)
Saluda Town Centre                     972,557         240,931          7.76     Food Lion (2016)
Clusters of Whitehall                  970,542         209,177          6.71     N/A
Lexington Village                      954,392         221,538          9.16     N/A
Dreher Plaza                           931,594         217,762         12.61     N/A
Tri-County Plaza                       929,948         210,770          4.73     Bi-Lo (2006)
Clover Plaza                           903,605         234,122          6.22     Food Lion (2010)
Stephens Plaza                         804,486         204,690          6.05     Bi-Lo (2009)
Goldrush Shopping Center               757,251         187,330          5.65     Food Lion (2013)
Mitchell Plaza                         751,239         189,323          6.01     Food Lion (2006)
Blockbuster/Taco Bell-Lexington        662,593         157,958         19.41     N/A
Rosewood Extension                     641,374         150,873         14.17     N/A
Edgecombe Square                       603,720         164,470          6.65     Food Lion (2015)
Forest Drive Shopping Ctr              519,033         123,118          9.96     N/A
Friarsgate Plaza                       491,790         107,720          3.32     Bi-Lo (2001)
Catawba Village                        477,676         151,734          4.05     Bi-Lo (1998)
Waynesville Shopping Center            426,181         118,770          4.47     Food Lion (2006)
Shotwell Center                        403,332          86,742          3.74     Harvey's Supermarket (2000)
Maudlin Square                         352,348          80,514          7.02     N/A
1634 Main Street Building              351,753          81,953         12.77     N/A
Blockbuster-Irmo                       333,806          78,315         13.75     N/A
Blockbuster-Decker Blvd                321,007          75,260         14.75     N/A
Blockbuster-Warner Robbins             281,004          65,621         12.25     N/A
Blockbuster-Broad River                222,634          51,778         16.76     N/A
Jackson Plaza Expansion                205,730          45,516          5.65     N/A
Edens KW Winnsboro                      71,575          18,886          4.75     N/A
Taco Cid                                60,155          13,529         10.33     N/A
Lakeside Square                            N/A           2,036          3.18     N/A
                                 -------------- ---------------  --------------- ---------------------------
Totals/Weighted Averages           $82,750,000     $20,253,312        $ 6.06
                                 ============== ===============  ===============

----------------------------------------------------------------------
(1)    Lease expirations are listed assuming no renewal options are exercised.
(2) Rogers Brothers Fabrics (2000), Books A Million (2005), Fleet Mortgage Group (1998), Piggly Wiggly (2009), Peebles-Kimbrell Company (1997)
(3)    Publix Super Markets (2017), Books a Million (2004), Fresh Market
       (2007)
(4) Gregg Appliances, Inc. (2006), Wal-Mart (2008), Central Tractor Farm & Country (2000), Michaels Arts & Craft (2001)
(5)    Big Lots (1998), Wal-Mart (2008), Goody's Family Clothing (Open
       Expiration)
(6)    Bi-Lo (2014), Badcock Furniture (1998), Maxway Store (1999)
(7) Belk-Simpson (1998), Heilig-Myers Furniture (2002), Goody's Family Clothing (1998), Bargain Town (1998)




This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR
THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

LARGE                                PRELIMINARY COLLATERAL TERM SHEET:
LOAN                                          EDENS & AVANT



             TEN LARGEST TENANTS BASED ON ANNUALIZED BASE RENT(1)
------------------------------------------------------------------------

                                                                PERCENT
TENANT OR                                                      OF TOTAL
PARENT COMPANY                                      TENANT        GLA
OF TENANT                  STORE NAME              GLA (SF)     (SF)(5)
-------------------------  --------------------- -----------  ----------
Food Lion, Inc.            Food Lion                 721,290      16.2%
Royal Ahold                Bi-Lo                     304,799       6.9
Wal-Mart Stores(3)         Wal-Mart (3)              446,483      10.1
Revco DS, Inc.             Revco                     232,821       5.2
Blockbuster Entertainment  Blockbuster Video          50,128       1.1
Winn-Dixie Stores          Winn-Dixie                115,844       2.6
National Bank of S.C.      National Bank of S.C.      46,350       1.0
Eckerd Corp.               Eckerd's                   59,662       1.3
Cato Corp.                 Cato                       60,460       1.4
Publix Supermarkets        Publix Supermarkets        37,912       0.9
                                                 -----------  ----------
TOTALS/WEIGHTED AVERAGE
 (10 LARGEST)                                      2,075,749      46.8%
OTHER MAJOR TENANTS (MORE
 THAN 5,000 SQ. FT.)                               1,440,959      32.5
REMAINING TENANTS                                    503,013      11.3
VACANT SPACE(2)                                      419,934       9.5
                                                 -----------  ----------
TOTAL                                              4,439,655     100.0%
                                                 ===========  ==========

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                            PERCENT
TENANT OR                                   OF TOTAL    ANNUALIZED
PARENT COMPANY               ANNUALIZED    ANNUALIZED    BASE RENT
OF TENANT                    BASE RENT    BASE RENT(5)      PSF
-------------------------  ------------- ------------  ------------
Food Lion, Inc.             $ 4,170,035        17.1%      $ 5.78
Royal Ahold                   1,581,702         6.5         5.19
Wal-Mart Stores(3)            1,499,524         6.2         3.36
Revco DS, Inc.                1,383,127         5.7         5.94
Blockbuster Entertainment       817,699         3.4        16.31
Winn-Dixie Stores               747,224         3.1         6.45
National Bank of S.C.           637,565         2.6        13.76
Eckerd Corp.                    423,779         1.7         7.10
Cato Corp.                      423,443         1.7         7.00
Publix Supermarkets             318,456         1.3         8.40
                           ------------- ------------  ------------
TOTALS/WEIGHTED AVERAGE
 (10 LARGEST)               $12,002,554        49.3%      $ 5.78
OTHER MAJOR TENANTS (MORE
 THAN 5,000 SQ. FT.)          6,161,447        25.3         4.28
REMAINING TENANTS             6,133,856        25.2        12.19
VACANT SPACE(2)                  46,800         0.2         0.11
                           ------------- ------------  ------------
TOTAL                       $24,344,657       100.0%      $ 6.06
                           ============= ============  ============


--------------------------------------------------------------------------------
                             LEASE EXPIRATION SCHEDULE(1)
--------------------------------------------------------------------------------

                                                                     PERCENT OF      ANNUALIZED
       YEAR ENDING          EXPIRING    PERCENT OF    ANNUALIZED   TOTAL AMORTIZED   BASE RENT
         DEC. 31               SF      TOTAL SF(5)    BASE RENT     BASE RENT(5)    PER SQ. FT.
------------------------  ----------- ------------  ------------- ---------------  -------------
        Vacant(2)            419,934        9.5%     $    46,800          0.2%         $0.11
    Open Expiration(4)        76,452        1.7          358,015          1.5           4.68
           1997              164,590        3.7        1,322,361          5.4           8.03
           1998              653,786       14.7        3,769,348         15.5           5.77
           1999              379,753        8.6        2,694,931         11.1           7.10
           2000              417,548        9.4        2,516,703         10.3           6.03
           2001              371,125        8.4        2,641,518         10.9           7.12
           2002              126,621        2.9          783,637          3.2           6.19
           2003               55,770        1.3          323,573          1.3           5.80
        Thereafter         1,774,076       40.0        9,887,770         40.6           5.57
                          ----------- ------------  ------------- ---------------  -------------
TOTALS/WEIGHTED AVERAGES   4,439,655      100.0%     $24,344,657        100.0%         $6.06
                          =========== ============  ============= ===============  =============

-------------------------------------------------------------------------------
(1)    Based on the April 8, 1997 rent roll.
(2) The $46,800 of Annualized Base Rent is from a vacated Cato at Western square. Cato is still obligated to pay rent under its lease through January 1999.
(3) Of the seven Wal-Mart Stores, four have vacated their space. In two of the four cases, Wal-Mart has sub-leased the space. Wal-Mart remains obligated under their lease terms for these centers.
(4) Open expiration category includes those leases which are listed on the rent roll as being either month-to-month, or having expirations that are prior to the date of the rent roll or having no expiration date.
(5)    Numbers may not total 100.0% due to rounding.



This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR
THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

LARGE                     PRELIMINARY COLLATERAL TERM SHEET:
LOAN                                    ASHFORD


                                   LOAN INFORMATION


                                ORIGINAL            CUT-OFF DATE
PRINCIPAL BALANCE:              $74,500,000         $73,537,438

ORIGINATION DATE:               January 21,1997

INTEREST RATE:                  8.60%

AMORTIZATION:                   240 months

HYPERAMORTIZATION:              After the Effective Maturity Date, interest rate
                                increases to 13.60%. All excess cash flow is used to reduce outstanding principal balance;
                                the additional 5% interest accrues interest at the increased rate and is deferred until the principal balance is zero.


EFFECTIVE MATURITY DATE:        January 21, 2007

MATURITY DATE:                  February 1, 2017

BORROWER/SPONSOR:               15 separate special-purpose borrowing entities,
                                each a Delaware limited partnership controlled by the Fisher Brothers, Gordon Getty and George
                                Soros.

CALL PROTECTION:                Two year prepayment lockout from the date of
                                securitization with U.S. Treasury defeasance thereafter. Loan prepayable at par beginning 60 days prior to the Effective Maturity Date.

REMOVAL OF PROPERTY
MANAGER: Management may be terminated (i) if at the end of each calendar quarter DSCR for the trailing 12 months is <1.15:1 and RevPAR at the properties is <72.9% of RevPAR at specified competitive properties as reported in the Smith Travel Research Report for the trailing 12 months, (ii) upon a 50% or more change of control of the manager without lender consent,
                                (iii) following acceleration or a monetary event of default, (iv) for manager's gross negligence, willful misconduct or fraud, or (v) upon appointment of a receiver.

UP FRONT RESERVES:              Deferred Maintenance:                  $318,000

GENERAL MONTHLY                 Property Taxes, Insurance, Debt Service, Ground
RESERVES:                       Lease, FF&E Reserves in the amount of $273,520
                                monthly.

COLLECTION ACCOUNT:             Hard Lockbox.

CROSS-COLLATERALIZATION:        Yes.

CROSS-DEFAULT:                  A default of the Westbury Loan ($2.5m) does not
                                default the rest of this loan, however a default of the rest of the loan does default the Westbury Loan.

MEZZANINE LOANS:                None





                                PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:         Portfolio

PROPERTY TYPE:                  14 hotels, 1 office building

LOCATION:                       LOCATION BY ALLOCATED LOAN ACCOUNT


Nebraska 1.5%

California 29.5%

Florida 27.6%

Texas 18.0%

New York 9.2%

New Jersey 5.7%

Massachusetts 4.9%

Virginia 3.6%

YEAR BUILT:                     See Property Description Table

THE COLLATERAL:                 14 franchised hotels, with a total of 2,923
                                rooms, and one office building with GLA of 93,773 SF.

PROPERTY MANAGEMENT:            Remington Hotel Corporation Affiliates

AVERAGE OCCUPANCY:                  HOTEL            OFFICE
(LTM MAY 31, 1997)                  66.3%            93.5%

ADR:                               $74.19            NA
(LTM MAY 31, 1997)


REVPAR:                            $49.19            NA
(LTM MAY 31, 1997)

1996 NET OPERATING
INCOME:                          $18,215,700

UNDERWRITABLE
NET CASH FLOW:                   $16,886,490

APPRAISED VALUE:                $144,450,000
APPRAISED BY:                  Hospitality Valuation Services
APPRAISAL DATE:                January 1, 1997

CUT-OFF DATE
LOAN/PER ROOM(1):                  $23,943



                               CUT-OFF DATE             AT MATURITY
LTV:                                50.9%                   36.4%
DSCR(2):                            2.16x                   3.06x


(1) Based on Underwritable Net Cash Flow.
(2) Loan per Room excludes the $3,553,487 loan amount allocated to the office building




This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR
THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

LARGE                     PRELIMINARY COLLATERAL TERM SHEET:
LOAN                                    ASHFORD


                              PORTFOLIO OVERVIEW

								                                           YEAR
      PROPERTY                   LOCATION                     ROOMS/SQ.FT.           YEAR BUILT          RENOVATED
Newark/Fremont Hilton            Newark, CA                        311                   1984               1994
Radisson Plaza                   Fort Worth, TX                    517                1921/1969             1980
Embassy Suites Palm Beach
 Gardens                         Palm Beach Gardens, FL            160                   1989               1995
St. Petersburg Bayfront Hotel    St. Petersburg, FL                333                   1971               1995
Holiday Inn Select, Beverly
 Hills                           Beverly Hills Beverly Hills, CA   260                   1973               1994
Admiralty Office Building        Palm Beach Gardens, FL         93,773                   1989                NA
Holiday Inn Select, Clark        Clark, NJ                         191                   1973               1995
Howard Johnson Hotel             Woburn, MA                        100                   1972               1994
Ramada Inn Seminary Plaza        Alexandria, VA                    193                   1975               1995
Howard Johnson Lodge             Middletown, NY                    117                   1975               1984
Howard Johnson Motor Lodge       Westbury, NY                       80                   1967               1994
Howard Johnson Bed N Breakfast   Commack, NY                       109                   1971               1995
Howard Johnson Plaza             Saddle Brook, NJ                  141                   1969               1994
Ramada Inn                       Omaha, NE                         215                   1973               1995
Woburn Ramada Hotel              Woburn, MA                        196                   1972               1995
                                                               ----------
TOTAL                                                          2,923 ROOMS/
                                                               93,773 SQ.FT.
                                                               =============

                   CUT-OFF DATE
                  ALLOCATED LOAN              LOAN                       OCCUPANCY                     ADR             UNDERWRITTEN
PROPERTY              AMOUNT              PER ROOM/PSF               LTM MAY 31, 1997(1)         LTM MAY 31. 1997        CASH FLOW
Newark/Fremont
 Hilton            $14,016,532              $45,069                        81.4%                     $86.92             $ 3,568,915
Radisson Plaza      13,226,868               25,584                        59.4                       85.74               3,150,788
Embassy Suites Palm
 Beach Gardens       8,883,717               55,523                        79.8                       98.08               1,497,892
St. Petersburg
 Bayfront Hotel      7,797,930               23,417                        64.9                       71.00               1,537,748
Holiday Inn Select,
 Beverly Hills       7,699,222               29,612                        75.7                        68.84              1,557,977
Admiralty Office
 Building            3,553,487                   38                        93.5                         N/A                 720,625
Holiday Inn Select,
 Clark               3,059,947               16,021                        69.8                        82.54              1,410,192
Howard Johnson Hotel 2,763,823               27,638                        72.4                        68.38                578,386
Ramada Inn Seminary
 Plaza               2,665,115               13,809                        60.9                        69.36                594,895
Howard Johnson Lodge 2,566,407               21,935                        53.3                        55.95                394,591
Howard Johnson Motor
 Lodge               2,467,699               30,846                        81.1                        71.44                485,653
Howard Johnson Bed N
 Breakfast           1,776,743               16,300                        59.3                        65.38                343,573
Howard Johnson Plaza 1,184,496                8,401                        62.0                        67.66                352,813
Ramada Inn           1,085,788                5,050                        53.1                        48.35                111,263
Woburn Ramada Hotel    789,664                4,029                        61.7                        66.07                581,179
                     ---------               ------                        ----                        -----                -------
TOTAL/WEIGHTED
AVERAGES           $73,537,438             $23,943/$38                     66.3%                      $74.19            $16,886,490
                   ===========             ===========                     ====                       ======            ===========

(1) Numbers may not total 100.0% due to rounding.




This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR
THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

LARGE
LOAN

                      PRELIMINARY COLLATERAL TERM SHEET:
                                MANSION GROVE

                              LOAN INFORMATION

                           ORIGINAL                   CUT-OFF DATE
PRINCIPAL BALANCE:         $73,000,000                $72,862,226

ORIGINATION DATE:          June 9, 1997

INTEREST RATE:             8.35%

AMORTIZATION:              360 months

HYPERAMORTIZATION:         After the Effective Maturity Date, interest rate
                           increases to the greater of 10.35% or the 20 year
                           UST + 2%, capped at 13.35%. All excess cash flow is
                           used to reduce outstanding principal balance; the
                           additional interest accrues interest at the
                           increased rate and is deferred until the principal
                           balance is zero.

EFFECTIVE MATURITY
DATE:                      July 1, 2007

MATURITY DATE:             July 1, 2027

BORROWER/SPONSOR:          Lick Mill Creek Apartments, a California limited
                           partnership. The limited partners are three family
                           trusts controlled by Sanford Diller 89%, Mark Kroll
                           5% and Robert Wagner 6%. The sole general partner is
                           Santa Clara Citimarc Devco, Inc., which is controlled
                           by Sanford Diller.

CALL PROTECTION:           Prepayment lockout prior to July 1, 2002, thereafter
                           prepayable with a prepayment premium equal to the
                           greater of, (i) yield maintenance at U.S. Treasury
                           flat and (ii) 1% of the outstanding loan balance.
                           Loan prepayable at par beginning 90 days prior to the
                           Effective Maturity Date.

REMOVAL OF PROPERTY
MANAGER: Management may be terminated (i) if at the end of a calendar quarter DSCR for the trailing twelve months less than 1.10:1 and property is not being managed as well as other properties in the market and continues as such for 90 days (ii) upon the occurrence of an event of default and appointment of a receiver, or
                           (iii) after the Effective Maturity Date.

UP FRONT RESERVES:         None

GENERAL MONTHLY
RESERVES:                  Property Taxes, Insurance and Replacement reserves of
                           $29,200 montly.

COLLECTION ACCOUNTS:       "Sweep Account" whereby borrower deposits gross
                           receipts daily into a property account which is swept
                           regularly into a cash collateral account used to
                           establish the escrows listed above; however, debt
                           service is not funded through the sweep account
                           unless Borrower defaults on payment or loan goes into
                           default.

CROSS-COLLATERALIZATION/   Not Applicable
DEFAULT:

MEZZANINE LOANS:           None

                             PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:    Single Asset

PROPERTY TYPE:             Multifamily

LOCATION:                  502 Mansion Park Drive
                           Santa Clara, California

YEAR BUILT:                1987 to 1989

THE COLLATERAL:            877-unit residential complex consisting of 24
                           three-story buildings and one cottage used as a
                           maintenance and concierge office in Santa Clara,
                           California Residential: 725,350 SF
                           Parking: 1,625 spaces of which 1,124 are located
                           within subterranean parking garages.

AMENITIES:                 3 pools, 3 spas, 3 tennis courts, a 1,296 square foot
                           convenience store, weight and aerobic rooms

PROPERTY MANAGEMENT:       Prometheus Management Group, Inc. d/b/a Maxim
                           Property Management

OCCUPANCY
(JUNE 26, 1997):           97%

1996 NET OPERATING
INCOME:                    $9,363,629


UNDERWRITABLE NET CASH
FLOW:                      $9,246,143

APPRAISED VALUE:           $118,000,000

APPRAISED BY:              Landauer Associates, Inc.

APPRAISAL DATE:            April 9, 1997

CUT-OFF DATE
LOAN/PER UNIT:             $83,081

                           CUT-OFF DATE               AT MATURITY

LTV:                       61.7%                      54.7%

DSCR(1):                   1.39x                      1.58x

--------------
(1) Based On Underwritable Net Cash Flow.


This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR
THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

LARGE LOAN

                      PRELIMINARY COLLATERAL TERM SHEET:
                                MANSION GROVE

                         RESIDENTIAL UNIT SUMMARY(1)

                                                                        AVERAGE          TOTAL           TOTAL
                                          AVERAGE         TOTAL     MARKET MONTHLY  MARKET MONTHLY   MARKET ANNUAL
TYPE                       NO. UNITS    SQUARE FEET    SQUARE FEET     RENT/UNIT       RENT/UNIT       RENT/UNIT
------------------------  ----------- -------------  -------------- --------------  -------------- ---------------
2 bedroom, 2 bath               1          1,000           1,000         $1,800       $    1,800      $    21,600
1 bedroom, 1 bath             438            700         306,600          1,250          547,500        6,570,000
2 bedroom, 2 bath             150            961         144,150          1,600          240,000        2,880,000
2 bedroom, 2 bath             288            950         273,600          1,550          446,400        5,356,800
                          ----------- -------------  -------------- --------------  -------------- ---------------
TOTALS/WEIGHTED AVERAGES      877            827         725,350         $1,409       $1,235,700      $14,828,400
                          =========== =============  ============== ==============  ============== ===============

-----------------------------------------------------------------------------
(1) Source: Landauer Associates, Inc.


This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR
THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

LARGE LOAN

                      PRELIMINARY COLLATERAL TERM SHEET:
                              NORTH SHORE TOWERS

                               LOAN INFORMATION

                          ORIGINAL       CUT-OFF DATE
PRINCIPAL BALANCE:        $71,700,000    $70,280,966

ORIGINATION DATE:         November 21, 1994

INTEREST RATE:            9.32%; 2.57% retained by John
                          Hancock, leaving a
                          pass-through coupon of 6.75%

AMORTIZATION:             360 months

HYPERAMORTIZATION:        None Applicable

EFFECTIVE MATURITY
DATE:                     Not Applicable

MATURITY DATE:            December 1, 2004

BORROWER/SPONSOR:         The borrower is North Shore
                          Towers Apartments
                          Incorporated, a New York
                          Corporation and the sponsor is
                          Three Towers Holding, Inc., a
                          co-operative housing unit.

CALL PROTECTION:          Prepayable in full with a
                          prepayment premium equal to
                          the greater of: (i) yield
                          maintenance and; (ii) 1% of
                          the outstanding loan balance.
                          Loan prepayable at par
                          beginning 90 days prior to
                          the Maturity Date.

REMOVAL OF PROPERTY
MANAGER:                  None.

UP FRONT RESERVES:
[(BALANCE AS OF CUT-OFF
DATE)]:                   None

GENERAL MONTHLY
RESERVES:                 Property Taxes

COLLECTION ACCOUNTS:      None

CROSS-COLLATERALIZATION/
DEFAULTS:                 Not Applicable

MEZZANINE LOAN:           None

			     PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:      Single Asset

PROPERTY TYPE:               High-rise Multifamily Cooperative

LOCATION:                    269-10, 270-10, and 271-10 Grand
                             Central Parkway
                             Floral Park, New York

YEAR BUILT:                  1971

THE COLLATERAL:              Three 33-story, 1,844-unit
                             multifamily buildings in Queens
                             County, New York:
                             Residential: 1,743,792 NRSF
                             Parking: 2,374 spaces in a below
                             grade parking garage, plus 547
                             surface parking spaces.

AMENITIES:                   18-hole golf course, swimming
                             pool, tennis courts, movie
                             theater, plus commercial tenants
                             including;
                             Chase Manhattan Bank, Towers Card
                             and Gift Shop, Towers Fruit and
                             HBA Travel.

PROPERTY MANAGEMENT:         North Shore Towers Management
                             Incorporated affiliate of sponsor

OCCUPANCY:                   Sponsor Held Units (295 Total),
                             were 92% occupied as of August 22, 1997.

1996 NET OPERATING INCOME:   N/A

UNDERWRITABLE NET CASH
FLOW:                        $20,124,264

APPRAISED VALUE:             $350,000,000

APPRAISED BY:                Regional Appraisal Associates

APPRAISAL DATE:              June 30, 1997

CUT-OFF DATE
LOAN/PER UNIT:               $38,113

                             CUT-OFF DATE     AT MATURITY

LTV:                         20.1%            18.4%

DSCR(1):                     2.83x            3.14x

(1) Based on Underwritable Net Cash Flow.


This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR
THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

LARGE LOAN

                      PRELIMINARY COLLATERAL TERM SHEET:
                              NORTH SHORE TOWERS

                     RESIDENTIAL APARTMENT UNITS SUMMARY

                  NO.      NO.    TOTAL    SQ. FT./   TOTAL SQ.
TYPE             UNITS    ROOMS   ROOMS      UNIT        FT.
--------------  ------- -------  ------- ----------  -----------
One Bed-Arcade       1     3.0        3       684           684
Two Bed-Arcade       1     4.0        4       712           712
Two Bed-Arcade       1     5.0        5     1,216         1,216
Studio-Arcade        6     2.0       12       300         1,800
Studio              22     2.0       44       450         9,900
Studio             137     2.5      343       600        82,200
One Bed            403     3.0    1,209       700       282,100
One Bed            706     4.0    2,824       930       656,580
Two Bed            444     5.0    2,220     1,200       532,800
Two Bed             13     7.0       91     1,800        23,400
Three Bed          104     6.0      624     1,350       140,400
Three Bed            6     8.0       48     2,000        12,000
                -------          -------             -----------
TOTALS           1,844            7,427               1,743,792
                =======          =======             ===========

-----------------------------------------------------------------------------

               SPONSOR HELD RESIDENTIAL APARTMENT UNITS SUMMARY

                                                                     STABILIZED
                  NO.        NO.      TOTAL    SQ. FT./    TOTAL      MONTHLY        MONTHLY
TYPE/SQ.FT     OF UNITS    OF ROOMS   ROOMS      UNIT     SQ. FT.       RENT     MAINTENANCE(1)
------------  ---------- ----------  ------- ----------  --------- ------------  --------------
Studio              1        2.0          2       450         450     $    690      $    440
Studio              1        2.5          3       600         600        1,145           617
One Bed            54        3.0        162       700      37,800       49,159        37,542
One Bed           131        4.0        524       930     121,830      165,300       151,225
Two Bed            93        5.0        465     1,200     111,600      155,222       152,982
Three Bed          14        6.0         84     1,350      18,900       26,347        31,879
Three Bed           1        8.0          8     2,000       2,000        4,037         3,905
              ----------             -------             --------- ------------  --------------
TOTALS            295                 1,248               293,180     $401,900      $378,590
              ==========             =======             ========= ============  ==============

-----------------------------------------------------------------------------
(1) Monthly Maintenance is calculated by allocating the maintenance charges per available share, including electricity, from the December 31, 1996 financial statement to individual units based on their share allocation outlined in the Offering Plan September 16, 1985.


This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR
THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

LARGE LOAN

                      PRELIMINARY COLLATERAL TERM SHEET:
                   FASHION MALL -- KEYSTONE AT THE CROSSING

                              LOAN INFORMATION

                          ORIGINAL        CUT-OFF DATE
PRINCIPAL BALANCE:        $65,000,000     $64,864,238

ORIGINATION DATE:         June 13, 1997

INTEREST RATE:            7.85%

AMORTIZATION:             360 MONTHS

HYPERAMORTIZATION:        After the Effective Maturity
                          Date, interest rate increases
                          to the greater of 9.85% or the
                          20 year UST + 2%, capped at
                          12.85%. All excess cash flow is
                          used to reduce outstanding
                          principal balance; the
                          additional interest accrues
                          interest at the increased rate
                          and is deferred until the
                          principal balance is zero.

EFFECTIVE MATURITY DATE:  June 13, 2007

MATURITY DATE:            July 1, 2027

THE BORROWER/SPONSOR:     Galahad Real Estate
                          Corporation, a wholly-owned
                          subsidiary of Pendragon Real
                          Estate Corporation, which is a
                          wholly-owned subsidiary of
                          Shell Pensions Trust Ltd.,
                          United Kingdom, as trustee of
                          the Shell Contribution Pension
                          Fund.

CALL PROTECTION:          Two year prepayment lockout
                          from the date of the
                          securitization; thereafter,
                          prepayable with a prepayment
                          premium equal to the greater
                          of: (i) yield maintenance at
                          U.S. Treasury plus 50bp and
                          (ii) 1% of the outstanding loan
                          balance. Loan prepayable at par
                          beginning 90 days prior to the
                          Effective Maturity Date.

REMOVAL OF PROPERTY
MANAGER:                  Management may be replaced by
                          lender if as of the end of any
                          calendar quarter DSCR less than
                          1.10:1, or following an event
                          of default or at any time after
                          the Effective Maturity Date.

UP-FRONT RESERVES:        None

ONGOING RESERVES:         Property Taxes, Insurance, Debt
                          Service, Ground Rent and
                          Replacement Reserves of $8,518
                          monthly.

COLLECTION ACCOUNT:       Hard Lockbox

CROSS-COLLATERALIZATION/
DEFAULT:                  N/A

MEZZANINE LOANS:          None

                               PROPERTY  INFORMATION

SINGLE ASSET/PORTFOLIO:      Single Asset

PROPERTY TYPE:               Regional Mall

LOCATION:                    8702 Keystone Crossing,
                             Indianapolis, Indiana
YEAR BUILT/RENOVATED AND
EXPANDED:                    1973/various times to 1992.


THE COLLATERAL:              Two-story, two-anchor regional
                             mall, with a total GLA of 682,912
                             SF, mall store space of 349,222
                             SF, 249,721 SF of anchor stores,
                             54,829 SF of outparcel space and
                             29,140 SF is an adjacent
                             one-story strip center.
                             Collateral GLA is 682,912.

                             Anchors are Parisian and
                             Jacobson.

PROPERTY MANAGEMENT:         Urban Shopping Centers, Inc. a
                             NYSE company

PERCENT OF MALL STORE SPACE
LEASED (MAY 31, 1997):       88.0%

1996 NET OPERATING INCOME:   $10,170,268

UNDERWRITABLE NET CASH
FLOW:                        $9,748,888

APPRAISED VALUE:             $116,000,000

APPRAISED BY:                Landauer Associates, Inc.

APPRAISAL DATE:              March 18, 1997

CUT-OFF DATE
LOAN/PSF:                    $95

                             CUT-OFF DATE     AT MATURITY

LTV:                         55.9%            49.1%

DSCR(1):                     1.73x            1.97x

MALL STORE SALES             1995             1996

PSF(2):                      $372             $359

(1) Based on Underwritable Net Cash Flow.
(2) Comparable Mall Store Sales.


This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR
THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

LARGE LOAN

                      PRELIMINARY COLLATERAL TERM SHEET:
                   FASHION MALL -- KEYSTONE AT THE CROSSING

       TEN LARGEST MALL STORE TENANTS BASED ON ANNUALIZED BASE RENT(1)

                                                                                    PERCENT                   PERCENT
TENANT OR                                                                          OF TOTAL                  OF TOTAL  ANNUALIZED
PARENT COMPANY                                                           TENANT       GLA      ANNUALIZED   ANNUALIZED  BASE RENT
OF TENANT                              STORE NAME                       GLA (SF)    (SF)(3)    BASE RENT   BASE RENT(3)    PSF
-------------------------------------  ------------------------------- ---------  ---------- ------------  ----------- -----------
The Limited Inc.                       Limited                            37,531      10.7%    $  716,383        9.9%      $19.09
                                       Abercrombie and Fitch
                                       Structure
                                       Bath & Body Works
                                       Victoria's Secret

Williams-Sonoma, Inc.                  Hold Everything                    20,148       5.8        424,119        5.8        21.05
                                       Pottery Barn
                                       Williams-Sonoma

The Gap Inc.                           Banana Republic                    15,537       4.4        418,696        5.8        26.95
                                       Gap
                                       Gap Kids
                                       Baby Gap

Spiegel, Inc.                          Edie Bauer                         17,534       5.0        403,282        5.6        23.00

J. Crew Group, Inc.                    J. Crew                             8,566       2.5        308,376        4.3        36.00

Talbots                                Talbots                             9,508       2.7        218,176        3.0        22.95
                                       Talbots Kids

Laura Ashley Holdings, Plc.            Laura Ashley                        8,000       2.3        208,000        2.9        26.00

Marks & Spencer, Plc.                  Brooks Brothers                     6,678       1.9        153,594        2.1        23.00

Jos. A. Bank Clothiers                 Jos. A. Bank Clothiers              7,608       2.2        144,552        2.0        19.00

Raleigh Limited                        Raleigh Limited                     6,000       1.7        135,900        1.9        22.65

                                                                       ---------  ---------- ------------  ------------  ---------
TOTAL/WEIGHTED AVERAGE (10 LARGEST)                                    137,110      39.3%    $3,131,077       43.2%      $22.84

REMAINING (EXCLUDING NON-OWNED ANCHORS)                                  168,199      48.2      4,121,583       56.8        24.50

VACANT                                                                    43,913      12.6              0        0.0         0.00
                                                                       ---------  ---------- ------------  ------------  ---------
TOTAL (EXCLUDING NON-OWNED ANCHORS)                                    349,222     100.0%    $7,252,660      100.0%      $23.89(2)
                                                                       =========  ========== ============  ============  =========

-----------------------------------------------------------------------------
(1) Based on the May 1997 Rent Roll. Mall Store Space only includes Fashion Mall East and Fashion Mall West. Excludes Keystone Shoppes and outparcels.
(2) Does not include vacant and open expiration square footage and base rent.
(3)    Numbers may not total 100.0% due to rounding.





This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR
THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

LARGE LOAN

                      PRELIMINARY COLLATERAL TERM SHEET:
                   FASHION MALL -- KEYSTONE AT THE CROSSING

                                        CREDIT
                                       RATING OF
                                        PARENT                   ANCHOR-                       OPERATING
                     PARENT           COMPANY(1)                  OWNED          LEASE          COVENANT         REA
ANCHORS              COMPANY          S&P/MOODY'S      GLA      COLLATERAL   EXPIRATION(2) EXPIRATION(3)(4)  TERMINATION
------------  -------------------- ---------------  --------- ------------  --------------- --------------  -------------
Parisian      Proffitt's Inc.           Na/Ba2       129,721    Collateral        2043            2013            NA
Jacobson's    Jacobson Stores Inc.      NA/Ba3       120,000    Collateral        2048(4)         2013(4)         NA

-----------------------------------------------------------------------------
                   MALL STORE LEASE EXPIRATION SCHEDULE (5)
-----------------------------------------------------------------------------

                                                                 PERCENT OF TOTAL
  YEAR ENDING                    PERCENT OF   ANNUALIZED TENANT  ANNUALIZED BASE  ANNUALIZED BASE
  DECEMBER 31    EXPIRING SF    TOTAL SF(7)       BASE RENT          RENT(7)          RENT PSF
--------------  ------------- --------------  ----------------- ----------------  ---------------
     Vacant         43,913             12.57%     $        0            0.00%          $ 0.00
Month to Month       9,979              2,86         198,384            2.74            19.88
      1997           6,570              1.88         174,528            2.41            26.56
      1998          22,338              6.40         597,891            8.24            26.77
      1999          36,733             10.52         834,907           11.51            22.73
      2000          40,208             11.51         749,370           10.33            18,64
      2001          10,113              2.90         247,411            3.41            24.46
      2002           4,529              1.30         126,471            1.74            27.92
      2003          22,069              6.32         646,354            8.91            29.29
      2004          35,063             10.04         794,538           10.96            22.66
      2005          46,512             13.32       1,071,285           14.77            23.03
      2006          35,310             10.11         998,131           13.76            28.27
 2007 or Later      35,885             10.28         813,389           11.22            22.67
                ------------- --------------  ----------------- ---------------- ---------------
     TOTAL         349,222            100.00%     $7,252,660          100.00%          $23.89(6)
                ============= ==============  ================= ================  ===============

-----------------------------------------------------------------------------
(1)    Reflects long-term debt rating as of September 22, 1997.
(2)    Includes initial term and options identified in the lease.
(3) Date of operating covenant expiration is the expiration date of the covenant requiring the anchor store to be open and operating (inclusive of current store name and other store names) without taking into account co-tenancy or other operating requirements.
(4) Based on the latest required term commencement date of the lease. The actual commencement date, and expiration date, may be earlier.
(5) Based on the May 1997 Rent Roll. Mall Store Space only includes Fashion Mall East and Fashion Mall West. Excludes Keystone Shoppes and outparcels.
(6) Weighted average annualized base rent PSF excludes vacant space and month-to-month tenants.
(7)    Numbers may not total 100.00% due to rounding.



This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR
THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

LARGE
LOAN

                      PRELIMINARY COLLATERAL TERM SHEET:
                           YORKTOWN SHOPPING CENTER

                               LOAN INFORMATION

                              ORIGINAL                        CUT-OFF DATE

PRINCIPAL BALANCE:            $60,000,000                     $57,304,459

ORIGINATION DATE:             June 28, 1994, refinancing existing loans made
                              between 1968 and 1986

INTEREST RATE:                8.25%

AMORTIZATION:                 300 months

HYPERAMORTIZATION:            N/A

EFFECTIVE MATURITY
DATE:                         N/A

MATURITY DATE:                July 1, 2004

BORROWER/SPONSOR:             Yorktown Joint Venture, an Illinois general
                              partnership. The general partners are the
                              Estate of E.D. Pehrson et. al. (52.0%) the
                              Rogers Brothers (21.0%), Pehrson Yorktown
                              Investments, L.P. (14.06%) Carroll Yorktown
                              Investments, L.P. (8.44%), Joel B. Wilder
                              (3.5%) and Sumner Schein (1.0%)

CALL PROTECTION:              Prepayment lockout through July 1, 1999;
                              thereafter, payable with a prepayment premium
                              equal to the greater of: (i) yield maintenance
                              at U.S. Treasury plus 50bp and (ii) 2%
                              declining 1/4% annually to 1% of the
                              outstanding loan balance. Loan prepayable at
                              par 90 days prior to the Effective Maturity
                              Date.

REMOVAL OF PROPERTY
MANAGER:                      None

UP FRONT RESERVES:            None

ONGOING RESERVES:             Property Taxes and Insurance

COLLECTION ACCOUNT:           None

CROSS-COLLATERALIZATION/
DEFAULT:                      N/A

MEZZANINE LOANS:              None; however, mortgage allows borrower to
                              secure secondary financing provided certain
                              DSCR (combined greater than 1.25x), LTV
                              (combined less than 90%), and occupancy
                              (greater than 85%) tests are met and mortgagee
                              approves form and content of documents.


                            PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:       Single Asset

PROPERTY TYPE:                Super Regional Mall

LOCATION:                     203 Yorktown Avenue, Lombard, Illinois

YEAR BUILT/RENOVATED
AND EXPANDED:                 1968/1994

THE COLLATERAL:               Two-story, four-anchor super regional mall
                              with a total GLA of 1,305,907 SF, mall store
                              space of 392,658, 825,368 SF of self-owned
                              anchor stores and 87,881 SF of outparcel
                              space. Collateral GLA is 480,539.
                              Anchors include JC Penney, Von Maur,
                              Montgomery Ward and Carson, Pirie, Scott & Co.

PROPERTY MANAGEMENT:          R. Long, E.D. Pehrson Associates, Wilder
                              Management

PERCENT OF MALL STORE
SPACE LEASED
(JUNE 30, 1997):              91.7%

1996 NET OPERATING
INCOME:                       $8,253,907

UNDERWRITABLE NET
CASH FLOW:                    $7,570,166

APPRAISED VALUE:              $119,500,000

APPRAISED BY:                 Landauer Associates Inc.

APPRAISAL DATE:               September 9, 1997

CUT-OFF DATE
LOAN/PSF:                     $119

                                      CUT-OFF DATE            AT MATURITY

LTV:                                       48.0%                  40.8%

DSCR(1):                                   1.33x                  1.64x

MALL STORE SALES                           1995                   1996

PSF(2):                                   $ 281                  $ 297

------------
(1)    Based on Underwritable Net Cash Flow.
(2)    Comparable Mall Store Sales.

This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR
THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

LARGE
LOAN
                      PRELIMINARY COLLATERAL TERM SHEET:
                           YORKTOWN SHOPPING CENTER
       TEN LARGEST MALL STORE TENANTS BASED ON ANNUALIZED BASE RENT(1)

                                                           PERCENT                   PERCENT
TENANT OR                                                 OF TOTAL                  OF TOTAL     ANNUALIZED
PARENT COMPANY                                  TENANT       GLA      ANNUALIZED   ANNUALIZED    BASE RENT
OF TENANT                 STORE NAME           GLA (SF)    (SF)(3)    BASE RENT   BASE RENT(3)      PSF
------------------------  ------------------- ---------  ---------- ------------  ------------ ------------
The Limited Inc.          Express, Inc.          41,381      10.5%     $853,320       12.9%       $20.62
                          Lane Bryant
                          Lerners
                          Limited
                          Structure
                          Victoria's Secrets

Wooldworth Corp.          Woolworths             58,967      15.0        362,735        5.5          6.15
                          Footlocker
                          Lady Footlocker
                          Champs sports

NA                        The Gap                10,094       2.6        238,856        3.6         23.66
                          The Gap Kids

NA                        Evans                  15,719       4.0        223,989        3.4         14.25

Casual Corner Group Inc.  Casual Corner           7,000       1.8        175,355        2.6         25.05
                          Petite Sophisticate

Mark Bros. Jewelers       Mark Bros. Jewelers     1,938       0.5        172,200        2.6         88.85
                          Lundstrom Jewelers

Musicland                 Sam Goody              12,486       3.2        163,000        2.5         13.05

Disney Store              Disney Store            6,432       1.6        141,504        2.1         22.00

NA                        Rogers Jewelers         1,887       0.5        113,220        1.7         60.00

NA                        Bachrachs               5,058       1.8        105,510        1.6         20.86
                                              ---------  ---------- ------------  ------------ ------------
TOTAL/WEIGHTED AVERAGE (10 LARGEST)             160,962      41.0%    $2,549,689       38.4%       $15.84

REMAINING (EXCLUDING NON-OWNED ANCHORS)         199,190      50.7      4,088,086       61.6         20.52

VACANT                                           32,506       8.3              0        0.0          0.00
                                              ---------  ---------- ------------  ------------ ------------
TOTAL (EXCLUDING NON-OWNED ANCHORS)             392,658     100.0%    $6,637,775      100.0%       $19.57(2)
                                              =========  ========== ============  ============ ============

------------
(1)    Based on the June 30, 1997 Rent roll.
(2) Weighted Average annualized base rent PSF excludes vacant space and month to month tenants.
(3)    Numbers may not total 100.0% due to rounding.

This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR
THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                   32

LARGE LOAN                PRELIMINARY COLLATERAL TERM SHEET:
                               YORKTOWN SHOPPING CENTER

                                    ANCHOR SUMMARY

------------------------------------------------------------------------------------------------------------------------------------
                                                  CREDIT RATING OF                                          OPERATING        REA
                             PARENT               PARENT COMPANY(1)           ANCHOR-OWNED/     LEASE       COVENANT     TERMINATION
ANCHOR TENANT                COMPANY               (S&P)(MOODY'S)      GLA      COLLATERAL    EXPIRATION   EXPIRATION(2)    YEAR
------------------------------------------------------------------------------------------------------------------------------------
J.C. Penney            J.C. Penney Co., Inc.            A/A2         239,110   Anchor-Owned       NA         Expired         2010
Carson, Pirie, Scott   Carson, Pirie, Scott & Co.       NA/NA        214,534   Anchor-Owned       NA         Expired         2010
Von Maur               Von Maur and Company             NA/NA        206,342   Anchor-Owned       NA          2009           2033
Montgomery Ward        Montgomery Ward & Co.            NA/NA(3)     165,382   Anchor-Owned       NA         Expired         2010


                        MALL STORE LEASE EXPIRATION SCHEDULE(4)

---------------------------------------------------------------------------------------------------
                                                                                         ANNUALIZED
     YEAR ENDING         EXPIRING   PERCENT OF    ANNUALIZED      PERCENT OF TOTAL        BASE RENT
     DECEMBER 31            SF      TOTAL SF(6)   BASE RENT    ANNUALIZED BASE RENT(6)   PER SQ. FT.
----------------------------------------------------------------------------------------------------
       Vacant             32,506        8.28%    $         0            0.00%              $  0.00
   Month to Month         36,591        9.32         306,465            4.62                  8.38
        1997              43,049       10.96         313,444            4.72                  7.28
        1998              30,247        7.70         615,685            9.28                 20.36
        1999              58,020       14.78         316,329            4.77                  5.45
        2000              17,257        4.39         537,791            8.10                 31.16
        2001              11,409        2.91         409,744            6.17                 35.91
        2002              15,247        3.88         556,692            8.39                 36.51
        2003               9,323        2.37         555,479            8.37                 59.58
        2004              23,227        5.92         644,130            9.70                 27.73
        2005              16,910        4.31         463,219            6.98                 27.39
        2006              52,592       13.39       1,100,928           16.59                 20.93
   2007 or Later          46,280       11.79         817,869           12.32                 17.67
                         -------      ------      ----------          ------                 -----
TOTAL/WEIGHTED AVERAGE   392,658      100.00%     $6,637,775          100.00%               $19.57(5)
                         =======      ======      ==========          ======                ======
-------------------------------------------------------------------------------
(1) Reflects long-term debt rating of the parent company as of September 1997.
(2) Date of operating covenant expiration is the expiration date of the covenant requiring the anchor store to be open and operating (inclusive of current name and other store names), without taking into account co-tenancy or other operating requirements.
(3) See information in the Prospectus Supplement regarding Montgomery Ward & Co.
    bankruptcy.
(4) Data is based on the June 30, 1997 Rent Roll.
(5) Weighted average annualized base rent PSF excludes vacant space and month to month tenants.
(6) Numbers may not total 100.00% due to rounding.



This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR
THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

LARGE LOAN                PRELIMINARY COLLATERAL TERM SHEET:
                                  GRAND KEMPINSKI

                                  LOAN INFORMATION

                            ORIGINAL        CUT-OFF DATE
PRINCIPAL BALANCE:          $55,000,000     $55,000,000

ORIGINATION DATE:           September 11, 1997

INTEREST RATE:              8.63%

AMORTIZATION:               300 months

HYPERAMORTIZATION:          After the Effective Maturity Date, interest rate
                            increases to 13.63%. All excess cash flow is used to
                            reduce outstanding principal balance; the additional
                            5% interest accrues interest at the increased rate and
                            is deferred until the principal balance is zero.

EFFECTIVE MATURITY DATE:    October 1, 2007
MATURITY DATE:              October 1, 2022

BORROWER/SPONSOR:           Registry Dallas Associates L.P., a special-purpose
                            Delaware limited partnership controlled by the Rolaco
                            Group.

CALL PROTECTION:            Prepayment lockout through September 11, 2000;
                            thereafter, prepayable with a prepayment premium of
                            the greater of: (i) yield maintenance at U.S. Treasury
                            flat and (ii) 1% of the outstanding loan balance.
                            Loan prepayable at par beginning on the Effective
                            Maturity Date.
REMOVAL OF PROPERTY
MANAGER:                    Management may be replaced by leader if as of the
                            end of any calendar quarter DSCR <1.10 or following
                            an event of default.

UP FRONT RESERVES:          Repair Fund:   $127,750

GENERAL MONTHLY
RESERVES:                   Property Taxes, Insurance, Debt Service, FF&E
                            Reserves equal to 1/12 of 4% of annual operating
                            income, Operating Expenses, Mezzanine Escrow.

COLLECTION ACCOUNT:         Hard Lockbox

CROSS-COLLATERALIZING/
DEFAULT:                    N/A

MEZZANINE LOANS:            Yes. $7,000,000. Currently held by Morgan Stanley
                            Mortgage Capital Inc.



                                 PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:     Single Asset

PROPERTY TYPE:              Hotel

LOCATION:                   15201 Dallas Parkway, Dallas, Texas

YEAR BUILT:                 1983

THE COLLATERAL:             Four-star, 15-story luxury convention hotel with 528
                            rooms, 76,318 square feet of meeting space and 860
                            parking spaces.

PROPERTY MANAGEMENT:        Kempinski International, Inc. Inter-Continental, Inc.
                            will be managing the hotel by November 15, 1997
                            (approximately). Inter-Continental, Inc. has executed
                            a new management contract.
AVERAGE OCCUPANCY
(LTM JUNE 30, 1997):        69.9%

ADR
(LTM JUNE 30, 1997):        $110.99

REVPAR
(LTM JUNE 30, 1997):        $77.58

1996 NET OPERATING INCOME:  $11,416,707

UNDERWRITABLE
NET CASH FLOW:              $9,289,725

APPRAISED VALUE:            $90,000,000

APPRAISED BY:               Hospitality Valuation Services.

APPRAISAL DATE:             April 1, 1997

CUT-OFF DATE LOAN/ROOM:     $104,167

                            CUT-OFF DATE     AT MATURITY
LTV:                            61.1%           50.1%
DSCR(1):                        1.73x           2.11x

(1) Based on Underwritable Net Cash Flow.




This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR
THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

LARGE                                 PRELIMINARY COLLATERAL TERM SHEET:
LOAN                                          GRAND KEMPINSKI

             PROPERTY OVERVIEW
---------------------------------------------------

               GUESTROOMS                  UNITS
---------------------------------------  ---------
King Beds                                     293
Double/Doubles                                204
Suites                                         31
                                         ---------
TOTAL                                         528
                                         =========

FOOD/BEVERAGE FACILITY                      SEATS
---------------------------------------  ---------
Le Cafe (Coffee Shop/Restaurant)              250
Monte Carlo (French/Italian Restaurant)       230
La Gala (Reception Hall)                      150
Malachite (Showroom)                          750
Bristol Lounge (Lobby Lounge/Bar)             120
Kempi's (Nightclub)                           750
                                         ---------
TOTAL                                       2,250
                                         =========

MEETING AND BANQUET ROOM                   SQ. FT.
---------------------------------------  ---------
Crystal Ballroom (8 sections)              25,400
Crystal Ballroom Foyer                     20,000
Lalique Ballroom (2 sections)               4,560
Lalique Foyer                               2,000
Malachite Showroom                          9,280
Le Gala Reception Hall                      3,180
3 Conference Rooms (2 sections each)        3,300
2 Board Rooms                               1,100
2 Meeting Rooms
Cosmopolitan                                  650
Metroplex                                     650
Addison Hospitality Suite                   1,030
Garden Court                                5,168
                                         ---------
TOTAL                                      76,318
                                         =========

----------------------------------------------------


This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR
THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

LARGE                                 PRELIMINARY COLLATERAL TERM SHEET:
LOAN                                          GRAND KEMPINSKI


                      ANALYSIS OF ACCOMMODATION UTILIZATION(1)
------------------------------------------------------------------------------

                          GRAND KEMPINSKI                 MARKETWIDE
                  ------------------------------- ---------------------------
                   ROOM RIGHTS                     ROOM RIGHTS    PERCENT OF
MARKET SEGMENT       SUPPLIED    PERCENT OF TOTAL    SUPPLIED       TOTAL
----------------  ------------- ----------------  ------------- ------------
Meetings & Group      64,000            46%          206,000          36%
Commercial            55,000            40           269,000          47
Leisure               10,000             7            88,000          15
Airline               10,000             7            10,000           2
                  ------------- ----------------  ------------- ------------
TOTALS               139,000           100%          572,000         100%
                  ============= ================  ============= ============


                             ANALYSIS OF PRIMARY COMPETITORS(1)
------------------------------------------------------------------------------

                             NUMBER     MEETING                ESTIMATED 1995
PROPERTY                    OF ROOMS     SPACE    OCCUPANCY         ADR
-------------------------  ---------- ---------  ----------- ---------------
Grand Kempinski                 528      76,000      73.5%        $ 97.40
Dallas Marriot Qorum            547      16,000      82.0           94.00
Westin Galleria                 431      35,978      81.0          131.00
Doubletree Lincoln Center       502      25,000      72.0           90.00
                           ---------- ---------  ----------- ---------------
TOTALS/WEIGHTED AVERAGES      2,008     152,978      77.1%        $102.30
                           ========== =========  =========== ===============

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                 ESTIMATED 1996
PROPERTY                    REVFAR    OCCUPANCY        ADR        REVPAR
-------------------------  -------- -----------  -------------- --------
Grand Kempinski             $ 71.60     71.9%        $104.60     $ 75.21
Dallas Marriot Qorum          77.08     84.0          102.00       85.68
Westin Galleria              106.11     83.0          144.00      119.52
Doubletree Lincoln Center     64.80     74.0          100.00       74.00
                           -------- -----------  -------------- --------
TOTALS/WEIGHTED AVERAGES    $ 78.80     78.2%        $111.70     $ 87.27
                           ======== ===========  ============== ========

---------------------------------------------------------------------------
(1) Source: Hospitality Valuation Services, April 1, 1997.



This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR
THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

LARGE                               PRELIMINARY COLLATERAL TERM SHEET:
LOAN                                     ARROWHEAD TOWNE CENTER

                            LOAN INFORMATION

                            ORIGINAL                     CUT-OFF DATE
PRINCIPAL BALANCE:          $50,000,000                  $48,899,962

ORIGINATION DATE:           December 28, 1994

INTEREST RATE:              8.60%

AMORTIZATION:               360 months

HYPERAMORTIZATION:           N/A

EFFECTIVE/MATURITY
DATE                         N/A

MATURITY DATE:               January 1, 2002

BORROWER/SPONSOR:            New River Associates, single asset Arizona
                             general partnership. The general partners are wholly-owned affiliates of Westcor Realty Limited
                             Partnership, General Growth Properties Inc. and
                             JCP Realty Inc., each with a one-third general partnership interest.

CALL PROTECTION:             Prepayable with a prepayment premium equal to
                             the greater of: (i) yield maintenance at U.S.
                             Treasury flat and (ii) 2% in 1997 and then declining 1/2% annually to 1% of the outstanding loan balance. Loan prepayable at par 120 days prior to the Maturity Date.

REMOVAL OF PROPERTY
MANAGER:                      None

UP FRONT RESERVES:            None

GENERAL MONTHLY
RESERVES:                     Property Taxes

COLLECTION ACCOUNT:           None

CROSS COLLATERALIZATION/
DEFAULT:                      N/A

MEZZANINE LOAN:               None



                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:       Single Asset

PROPERTY TYPE:                Super-Regional Mall

LOCATION:                     7700 West Bell Road Glendale, Arizona

YEAR BUILT:                   1993

THE COLLATERAL:               Two-story, five-anchor super-regional mall
                              with a total of 1,132,244 SF, mall space of 394,297 SF and 737,947 of self-owned anchor stores. Collateral GLA is 394,297 SF.

                              Anchors include Dillard's, JC Penney, Mervyn's, Montgomery Ward and Robinson May.

PROPERTY
MANAGEMENT:                   Westcor Partners

PERCENT OF MALL STORE
SPACE LEASED
(JUNE 30, 1997):              89.2%

1996 NET
OPERATING INCOME:             $8,516,785

UNDERWRITABLE NET
CASH FLOW:                    $8,356,914

APPRAISED VALUE:              $105,000,000

APPRAISED BY:                 Landauer Associates, Inc.

APPRAISAL DATE:               September 4, 1997

CUT-OFF DATE
LOAN/PSF:                     $124

LTV:                          CUT-OFF DATE:              AT MATURITY
                                  46.6%                      44.4%
DSCR(1):                           1.79x                      1.93x

MALL STORE SALES                  1995                        1996
PSF(2):                           $254                        $281


(1) Based on Underwritable Net Cash Flow.
(2) Comparable Mall Store Sales.







This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR
THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

LARGE LOAN                PRELIMINARY COLLATERAL TERM SHEET:
                                ARROWHEAD TOWNE CENTER


        TEN LARGEST MALL STORE TENANTS BASED ON ANNUALIZED BASE RENT(1)

-----------------------------------------------------------------------------------------------------------------------------------
TENANT OR                                                                     PERCENT                PERCENT OF TOTAL   ANNUALIZED
PARENT COMPANY                                                      TENANT    OF TOTAL   ANNUALIZED     ANNUALIZED       BASE RENT
OF TENANT                              STORE NAME                   GLA(SF)  GLA(SF)(4)   BASE RENT    BASE RENT(4)         PSF
-----------------------------------------------------------------------------------------------------------------------------------
The Limited Inc.                     Compagnie  Int'l Express       41,704     10.6%     $  625,560        7.2%            $15.00
                                     Lerner New York
                                     Limited, The
                                     Victoria's Secret
                                     Structure

Woolworth Corp.                      Champs                          8,869      2.2         211,442        2.4              23.84
                                     Footlocker
                                     Lady Footlocker

Trans World Entertainment Corp.      Record Town                     7,613      1.9         182,712        2.7              24.00

Chevy's Mexican Restaurant           Chevy's Mexican Restaurant      7,114      1.8         170,736        2.5              24.00

Spiegel, Inc.                        Eddie Bauer                     6,000      1.5         150,000        2.2              25.00

The Gap Inc.                         Gap, The                        5,277      1.3         131,925        2.0              25.00

Brown Group Inc.                     Famous Footwear                 5,664      1.4         131,877        1.5              23.28
                                     Naturalizer

Pocket Change                        Pocket Change                   4,690      1.2         131,320        1.9              28.00

Charolette Russe                     Charolette Russe                7,291      1.8         109,365        1.6              15.00

Arizona Outfitters                   Arizona Outfitters              5,664      1.4         107,616        1.6              19.00
                                                                   -------    -----      ----------      -----             ------

TOTAL/WEIGHTED AVERAGE (10 LARGEST)                                 99,886     25.3%     $1,952,553       22.3%            $19.55

REMAINING (EXCLUDING NON-OWNED ANCHORS)                            252,168     61.0       6,758,386       77.1              25.15

VACANT & SIGNED NOT OPENED                                          42,243     10.7          55,000        0.6              27.11(2)
                                                                   -------    -----      ----------      -----             ------

TOTAL (EXCLUDING NON-OWNED ANCHORS)                                394,297    100.0%     $8,766,439      100.0%            $24.76(3)
                                                                   =======    =====      ==========      =====             ======

-----------------------------------------------------------------------
(1) Based on the June 30, 1997 Rent Roll.
(2) Annualized base rent PSF reflects signed not opened leases only.
(3) Does not include vacant and open expiration square footage and base rent.
(4) Numbers may not total 100.0% due to rounding.


This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR
THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

LARGE LOAN                PRELIMINARY COLLATERAL TERM SHEET:
                                ARROWHEAD TOWNE CENTER


-----------------------------------------------------------------------------------------------------------------------------------
                                            CREDIT RATING OF                                            OPERATING          REA
                    PARENT                   PARENT COMPANY                ANCHOR-OWNED/      LEASE      COVENANT      TERMINATION
ANCHOR TENANT       COMPANY(1)                (S&P/MOODY'S)       GLA       COLLATERAL     EXPIRATION   EXPIRATION(2)      YEAR
-----------------------------------------------------------------------------------------------------------------------------------
Dillard's           Dillard Dept. Store Inc.      NA/A2         204,198    Anchor-Owned        N/A          2007           2042

J.C. Penney         J.C. Penney Co., Inc.          A/A2         140,387    Anchor-Owned        N/A          2007           2042

Robinson's Mag      May Department Stores          A/A2         191,500    Anchor-Owned        N/A          2007           2042

Montgomery Ward     Montgomery Ward & Co.         NA/NA         119,862    Anchor-Owned        N/A          2007           2042

Mervyn's            Dayton Hudson Corp.          BBB+/Baa1       82,000    Anchor-Owned        N/A          2007           2042

-----------------------------------------------------------------------------------------------------------------------------------



                          MALL STORE LEASE EXPIRATION SUMMARY(3)


-----------------------------------------------------------------------------------------------------------------------------------
   YEAR ENDING            EXPIRING       PERCENT OF          ANNUALIZED            PERCENT OF TOTAL               ANNUALIZED  BASE
   DECEMBER 31               SF           TOTAL SF           BASE RENT           ANNUALIZED BASE RENT                 RENT PSF
-----------------------------------------------------------------------------------------------------------------------------
      Vacant(4)            40,196           10.2%            $        0                   0.0%                        $  0.00

Signed Not Opened           2,047            0.5                 55,500                   0.6                           27.11

       1997                11,533            2.9                310,500                   3.5                           26.92

       1998                 8,050            2.0                310,423                   3.5                           38.56

       1999                 5,376            1.4                155,289                   1.8                           28.89

       2000                 2,833            0.7                 94,849                   1.1                           33.48

       2001                14,155            3.6                476,035                   5.4                           33.63

       2002                 4,879            1.2                157,275                   1.8                           32.24

       2003               110,400           28.0              3,517,251                  40.1                           31.86

       2004                20,877            5.3                630,336                   7.2                           30.19

       2005                31,680            8.0                679,421                   7.8                           21.45

       2006                81,198           20.6              1,609,579                  18.4                           19.82

  2007  or Later           61,073           15.5                769,981                   8.8                           12.61
                          -------          -----             ----------                 -----                          ------

       TOTAL              394,297          100.0%            $8,766,439                 100.0                          $24.76(5)
                          =======          =====             ==========                 =====                          ======
------------------------------------------------------------------
(1) In certain cases the parent company is not the obligor under the lease or operating covenant.
(2) Date of operating covenant expiration is the expiration date of the covenant requiring the anchor store to be open (inclusive of current store name and other store names) without taking into account co-tenancy or other operating requirements.
(3) Data is based on the June 30, 1997 Rent Roll.
(4) Vacant square footage listed as "uncommitted" space on June  30, 1997 Rent Roll.
(5) Total annual base rent per square foot is net of base rent and shown footage figures for vacant space.


This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR
THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

LARGE                       PRELIMINARY COLLATERAL TERM SHEET:
LOAN                           MARK CENTERS TRUST PORTFOLIO


                                     LOAN INFORMATION

                                     ORIGINAL                                      CUT-OFF DATE
PRINCIPAL BALANCE:                   $45,929,800                                   $45,449,576

ORIGINATION DATE:                    October 4, 1996

INTEREST RATE:                       8.84%

AMORTIZATION:                        300 months

HYPERAMORTIZATION:                   After the Effective Maturity Date, interest rate increases to 13.84%. All excess cash flow is used to reduce the outstanding principal balance; the additional
                                     5% interest accrues interest at the increased rate and is deferred until the principal balance is zero.

EFFECTIVE MATURITY DATE:             October 31, 2006

MATURITY DATE:                       November 1, 2021

BORROWER/SPONSOR:                    Ten separate special-purpose borrowing entities controlled by Mark Centers Limited
                                     Partnership, the operating subsidiary of Mark Centers Trust, a publicly traded REIT.

CALL PROTECTION:                     Prepayment lockout through November 1, 1999; thereafter, prepayabale with a prepayment premium equal to the greater of (i) yield maintenance at U.S. Treasury flat or (ii) 1% of the outstanding loan balance. Loan payable at par beginning 180 days prior to the Effective Maturity Date.

REMOVAL OF PROPERTY MANAGER:         Management may be terminated (i) if NOI for the trailing 12 months is 85% of NOI for the
                                     12 months preceding June 30, 1996, (ii) upon a 50% or more change in control of the manager, (iii) upon default by the manager under the management agreement, (iv) if the manager, Mark Centers Trust or any affiliate files a voluntary petition in bankruptcy, or
                                     (v) at any time for cause.

UP FRONT RESERVES:                   Deferred Maintenance:                                $  554,029
                                     Environmental Reserve(1):                            $  562,500
                                     Security Deposits:                                   $  144,013
                                     Additional Collateral:                               $1,110,000

GENERAL MONTHLY RESERVES:            Property Taxes, Insurance, Debt Service and Replacement Reserves of $0.15 PSF annually

COLLECTIVE ACCOUNT:                  Hard Lockbox

CROSS COLLATERALIZATION/
DEFAULT:                             Yes

MEZZANINE LOANS:                     None

                                     PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:              Portfolio

PROPERTY TYPE:                       Retail

LOCATION:                            LOCATION BY ALLOCATED LOAN AMOUNT


                      [PROPERTY INFORMATION CHART TO COME]

YEAR BUILT:                          See Property Description Table

THE COLLATERAL:                      17 community and neighborhood retail shopping centers, encompassing total NRA of
                                     2,317,463 SF.

                                     Anchors include Bi-Lo, Ames, Price Chopper and K-mart.

PROPERTY MANAGEMENT:                 Mark Centers Limited Partnership

AVERAGE OCCUPANCY:
(JUNE 30, 1997)                      93%

1996 NET
OPERATING INCOME:                    $7,591,264

UNDERWRITABLE
NET CASH FLOW:                       $6,847,352

APPRAISED VALUE:                     $71,200,000

APPRAISED BY:                        CB Commercial Real Estate Group, Inc.

APPRAISAL DATE:                      May 15, 1996 - July 2, 1996

CUT-OFF DATE
LOAN/NRSF:                           $20

                                     CUT-OFF DATE                        AT MATURITY
LTV:                                     63.8%                               53.3%

DSCR(1):                                 1.50x                               1.81x

(1) Based on Underwritable Net Cash Flow





This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR
THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

LARGE                          PRELIMINARY COLLATERAL TERM SHEET:
LOAN                             MARK CENTERS TRUST PORTFOLIO

                                      PROPERTY DESCRIPTION

-----------------------------------------------------------------------------------------------------------------------------------
CAPTION>                                                                                                            CUT-OFF DATE
                                                                             YEAR BUILT/         OCCUPANCY         ALLOCATED LOAN
PROPERTY                               LOCATION                     NRA       RENOVATED    JUNE 30, 1997(1)(2)         AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
25th Street Plaza                      Easton, PA                 131,477    1955/1987             100%             $ 7,996,805
Monroe Plaza                           Stroudsburg, PA            130,569      1974                100                3.809,944
Northside Mall                         Dothan, AL                 381,678      1969                 87                3,411,058
Birney's Plaza                         Moosic, PA                 196,399    1972/1992              99                3,380,086
Mountainville Plaza                    Allentown, PA              114,801    1959/1993              97                3,189,401
Martintown Plaza                       North Augusta, SC          133,878    1974/1990              91                2,915,495
Shillington Plaza                      Reading, PA                150,742    1974/1994             100                2,893,230
Clound Springs Plaza Shopping Ctr.     Fort Oglethorpe, GA        113,367      1968                 96                2,657,421
Midway Plaza                           Opelika, AL                203,223    1966/1986              77                2,504,438
Troy Plaza                             Troy, NY                   128,479    1966/1988              95                2,408,353
Kingston Plaza                         Kingston, PA                64,824    1982/1993             100                2,280,900
Plaza 15                               Lewisburg, PA              113,600    1976/1994              96                2,167,102
New Smyrna Beach                       New Smyrna Beach, FL       102,130    1963/1993              79                1,535,575
K-Mart/Shamokin Dam                    Shamokin Dam, PA            92,171    1979/1992             100                1,252,664
Dunmore Plaza                          Dunmore, PA                 45,380    1967/1984             100                1,136,492
Ames Plaza                             Shamokin, PA                98,210      1967                 92                1,018,835
Kings Fairground                       Danville, PA               118,535      1972                100                  891,777
                                                                ---------                          ---              -----------
TOTAL/WEIGHTED AVERAGES                                         2,317,463                           93%             $45,449,576
                                                                =========                          ===              ===========

------------------------------------------------------------------------------------------------------------------------------------
(1) Percent of GLA leased as of June 30, 1997
(2) Numbers may not total 100.% due to rounding.




This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR
THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

LARGE                                PRELIMINARY COLLATERAL TERM SHEET:
LOAN                                    MARK CENTERS TRUST PORTFOLIO

                                            PROPERTY DESCRIPTION

--------------------------------------------------------------------------------------------------------------
                                     CUT-OFF DATE
                                      ALLOCATED                  ANNUALIZED          PRIMARY TENANTS WITH
                                         LOAN     UNDERWRITABLE BASE RENT PSF    GREATER THAN 15,000 SQ. FT.
 PROPERTY                               AMOUNT    NET CASH FLOW JUNE 30, 1997          JUNE 30, 1997(1)
----------------------------------  ------------- ------------- -----------------------------------------------
25th Street Plaza                    $ 7,996,805    $1,089,931      $9.60    F.W. Woolworth (1998)
Monroe Plaza                           3,809,944       484,949       3.47    Shoprite Supermarket (2005), Ames
                                                                             Department Store (1999)
Northside Mall                         3,411,058       474,685       2.40    (2)
Birney's Plaza                         3,380,086       522,894       3.41    K-Mart(1999), Big Lots (1998)
Mountainville Plaza                    3,189,401       454,665       5.37    (3)
Martintown Plaza                       2,915,495       510,347       4.90    Belk Store Services (2004),
                                                                             Bruno's Inc. (2010)
Shillington Plaza                      2,893,230       435,864       3.39    K-Mart (1999), Weiss Market (1999)
Clound Springs Plaza Shopping Ctr.     2,657,421       384,865       4.57    Big Lots (2000), Food Lion (2011),
                                                                             W.S. BodCock Corp. (2000)
Midway Plaza                           2,504,438        495,09       3.90    (4)
Troy Plaza                             2,480,353       253,347       3.67    Ames (2001), Price Chopper (1999)
Kingston Plaza                         2,280,900       298,851       6.18    Price Chopper (2006)
Plaza 15                               2,167,102       382,483       3.53    G.C. Murphy (2001), B-Lo (2001)
New Smyrna Beach                       1,535,575       439,488       7.20    New Smyrna Beacon 8 Theatre (2005)
K-Mart/Shamokin Dam                    1,252,664       168,094       2.74    K-Mart (2004)
Dunmore Plaza                          1,136,492       140,533       3.34    Price Chopper (2000)
Ames Plaza                             1,018,835       142,220       2.29    Bi-Lo (1999), Ames Distribution
                                                                             Store (2000)
Kings Fairground                         891,777       168,628       2.85    Schewel Furniture (2001), The
                                                                             Kroger Company (2002)
                                    ------------- ------------- -----------------------------------------------
TOTALS/WEIGHTED AVERAGES             $45,449,576    $6,847,352      $4.04
                                    ============= ============= =============

-------------------------------------------------------------------------------
(1)    Lease expirations are listed assuming no renewal options are exercised.
(2) WalMart (1999), Goody's Store (2003), Montgomery Ward (1999), Books A Million (2006), Montgomery Ward (1999), Troy State University (1998)
(3)    Kling's Handyman (1999), Acme Markets Store (1999), Thrift Drug (1999)
(4)    Office Depot (2007), Ben Franklin Crafts (2021), Eastwynn Theaters
       (2005), Bargain Town Store (1998)



This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR
THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

LARGE                                PRELIMINARY COLLATERAL TERM SHEET:
LOAN                                    MARK CENTERS TRUST PORTFOLIO

                            TEN LARGEST TENANTS BASED ON ANNUALIZED BASE RENT(1)

-----------------------------------------------------------------------------------------------------------------------------
                                                                                         PERCENT
TENANT OR                                                                                OF TOTAL   ANNUALIZED
PARENT COMPANY                                 TENANT   PERCENT OF TOTAL   ANNUALIZED    ANNUALIZED   BASE RENT
OF TENANT                 STORE NAME          GLA (SF)    GLA (SF)(4)      BASE RENT   BASE RENT(4)     PSF
------------------------- ------------------ -------------------------- -------------- ------------------------
K-Mart Corp.              K-Mart                291,627        12.6%     $    717,953       8.2%      $ 2.46
Ames Dept. Stores         Ames                  192,270         8.3           318,440       3.6         1.66
Price Chopper             Price Chopper         100,519         4.3           301,000       3.4         2.99
ShopRite Group            ShopRite               52,924         2.3           281,278       3.2         5.31
                          Supermarket
Beacon 8 Theater          New Smyrna Beacon      24,780         1.1           223,020       2.6         9.00
                          8 Theater
Wal-Mart Stores           Wal-Mart              111,970         4.8           219,975       2.5         1.96
Bruno's Inc.              Bruno's Inc.           47,982         2.1           192,000       2.2         4.00
Consolidated Stores Corp. Big Lots               60,537         2.6           190,611       2.2         3.15
Royal Ahold               Bi-Lo                  60,094         2.6           190,088       2.2         3.16
Food Lion, Inc.           Food Lion              29,000         1.3           181,250       2.1         6.25
                                             -------------------------- -------------- ------------------------
TOTAL/WEIGHTED AVERAGE                          971,703        41.9%       $2,815,615      32.2%      $ 2.90
 (10 LARGEST)
OTHER MAJOR TENANTS(2)                          986,083        42.6         3,443,052      39.4         3.49
OTHER TENANTS                                   200,641         8.7         2,480,474      28.4        12.36
VACANT                                          159,036         6.9                 0       0.0         0.00
                                             -------------------------- -------------- ------------------------
Total                                         2,317,463       100.0%     $  8,739,141     100.0%      $ 4.04
                                             ========================== ============== ========================

----------------------------------------------------------------------------------------------------------------
                                           LEASE EXPIRATION SCHEDULE(1)
-----------------------------------------------------------------------------------------------------------------
                        NUMBER OF                PERCENT OF                PERCENT OF TOTAL   ANNUALIZED
      EXPIRATION          LEASES     EXPIRING       TOTAL      ANNUALIZED     ANNUALIZED       BASE RENT
         YEAR            EXPIRING     SQ. FT.    SQ. FT.(4)    BASE RENT     BASE RENT(4)     PER SQ. FT.
---------------------  ----------- -----------  ------------ ------------  ---------------- -------------
        Vacant              53         159,036        6.9%     $        0          0.0%          $0.00
No Expiration Date(3)        7           9,493        0.4          58,734          0.7            6.19
         1997               40         101,760        4.4         615,741          7.0            6.05
         1998               34         174,089        7.5         929,529         10.6            5.34
         1999               38         699,168       30.2       1,966,898         22.5            2.81
         2000               26         223,640        9.7         858,159          9.8            3.84
         2001               30         301,613       13.0       1,164,821         13.3            3.86
         2002               19         103,805        4.5         458,677          5.2            4.42
         2003                8          50,456        2.2         355,717          4.1            7.05
      Thereafter            23         494,403       21.3       2,330,865         26.7            4.71
                       ----------- -----------  ------------ ------------  ---------------- -------------
         TOTAL             278       2,317,463      100.0%     $8,739,141        100.0%          $4.04
                       =========== ===========  ============ ============  ================ =============
---------------------------------------------------------------------------------------------------------
(1)    Based on the June 30, 1997 Rent Roll.
(2)    Other Major Tenants include tenants with leases with greater than 5,000
       sq. ft. of GLA.
(3)    The No Expiration Date category includes those leases which are listed on then rent roll as either being month-to-month, or having expirations that are prior to the date of the rent roll, or having no expiration date.
(4)    Totals may not add to 100.0% due to rounding.



This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR
THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

LARGE
LOAN

                      PRELIMINARY COLLATERAL TERM SHEET:
                                WESTGATE MALL

                               LOAN INFORMATION

                              ORIGINAL                        CUT-OFF DATE
PRINCIPAL BALANCE:            $43,023,167                     $42,681,517

ORIGINATION DATE:             December 13, 1996

INTEREST RATE:                9.25%

AMORTIZATION:                 300 months

HYPERAMORTIZATION:            N/A

EFFECTIVE MATURITY
DATE:                         N/A

MATURITY DATE:                December 1, 2006

BORROWER/SPONSOR:             Westgate Joint Venture, a single-asset Ohio
                              general partnership. The general partners are
                              Richard JG Westgate Ltd (80%), Boykin Westgate
                              Co. (10%), and Visconsi Westgate Co. (10%).

CALL PROTECTION:              Prepayment lockout through December 1, 2000;
                              thereafter, payable in full with a prepayment
                              premium equal to the greater of: (i) yield
                              maintenance computed with U.S. Treasury
                              discounting plus 50bp and (ii) 2% declining
                              1/2% annually to a minimum of 1% of the
                              outstanding loan balance. Loan prepayable at
                              par beginning 90 days prior to maturity.

REMOVAL OF PROPERTY
MANAGER:                      None

UP FRONT RESERVES:            None

GENERAL MONTHLY
RESERVES:                     Property Taxes and Insurance

COLLECTION ACCOUNT:           None

CROSS-COLLATERALIZATION/
DEFAULT:                      N/A

MEZZANINE LOANS:              None


                            PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:       Single Asset

PROPERTY TYPE:                Regional Mall

LOCATION:                     West 210th Street and Center Ridge Road
                              Fairview Park, Ohio

YEAR BUILT/RENOVATED
AND EXPANDED:                 1954/1996

THE COLLATERAL:               One-, two-, and three-story, three anchor
                              regional mall, with a total GLA of 789,222 SF
                              with mall store space of 225,553 SF, 172,000
                              SF or self-owned anchor stores, and 324,326 SF
                              occupied by ground-leased tenants including
                              24,974 SF occupied by a General Cinema theatre
                              and 5,320 SF occupied by a restaurant.
                              Collateral GLA's 617,222 SF.
                              Anchors include Dillard's South, Dillard's
                              North, and Kohl's.

PROPERTY MANAGEMENT:          Richard E. Jacobs Group

PERCENT OF MALL STORE
SPACE LEASED
(JUNE 30, 1997):              88.5%

1996 NET OPERATING
INCOME:                       $5,516,592

UNDERWRITABLE NET
CASH FLOW:                    $5,321,105

APPRAISED VALUE:              $65,000,000

APPRAISED BY:                 Landauer Associates Inc.

APPRAISAL DATE:               September 18, 1997

CUT-OFF DATE
LOAN/PSF:                     $143(1)

                                      CUT-OFF DATE            AT MATURITY

LTV:                                       65.7%                  55.2%

DSCR(2):                                   1.20x                  1.44x

MALL STORE SALES                           1995                   1996

PSF(3):                                    $248                   $245

------------
(1)    Adjusted for tenants which own their own improvements.
(2)    Based on Underwritable Net Cash Flow.
(3)    Comparable Mall Store Sales.


This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR
THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

LARGE
LOAN

                      PRELIMINARY COLLATERAL TERM SHEET:
                                WESTGATE MALL

       TEN LARGEST MALL STORE TENANTS BASED ON ANNUALIZED BASE RENT(1)

                                                                PERCENT                   PERCENT
TENANT OR                                                      OF TOTAL                  OF TOTAL     ANNUALIZED
PARENT COMPANY                                       TENANT       GLA      ANNUALIZED   ANNUALIZED    BASE RENT
OF TENANT                 STORE NAME                GLA (SF)    (SF)(3)    BASE RENT   BASE RENT(3)      PSF
------------------------  ------------------------ ---------  ---------- ------------  ------------ ------------

The Limited, Inc.         Bath & Body Works           45,347      20.1%    $  811,340       18.8%       $17.89
                          Compagnie Int. Express
                          Lane Bryant
                          Lerner New York
                          Limited Too
                          Structure
                          The Limited
                          Victoria's Secrets

The Gap, Inc.             Baby Gap                    12,386       5.5        291,668        6.8         23.55
                          Gap Kids
                          The Gap

Woolworth Corp.           Foot Locker                 12,209       5.4        190,836        4.4         15.63
                          Koenig Sporting Goods(2)

Consolidated Stores Inc.  All for One                  7,388       3.3        162,798        3.8         22.04
                          Kay-Bee Toy and Hobby

Sterling Inc.             Rogers Jewelers              2,789       1.2        158,016        3.7         56.66
                          J.B. Robinson Jewelers

Borders Group Inc.        Walden Books/Walden Kids     7,018       3.1        140,354        3.3         20.00

Camelot Music, Inc.       Camelot Music                3,239       1.4        129,540        3.0         40.00

The Bombay Company        The Bombay Company           4,120       1.8        107,131        2.5         26.00

Cozod's Hallmark          Cozad's Hallmark             3,112       1.4        102,680        2.4         33.00

Gantos, Inc.              Gantos                       6,080       2.7         97,280        2.3         16.00

                                                   ---------  ---------- ------------  ------------ ------------

TOTAL/WEIGHTED AVERAGE (10 LARGEST)                  103,687      46.0%    $2,191,689       50.9%       $21.14

REMAINING (EXCLUDING NON-OWNED ANCHORS)               95,925      42.5      2,115,135       49.1         22.05

VACANT                                                25,941      11.5              0        0.0          0.00

                                                   ---------  ---------- ------------  ------------ ------------

TOTAL (EXCLUDING NON-OWNED ANCHORS)                  225,553     100.0%    $4,306,824      100.0%       $19.58

                                                   =========  ========== ============  ============ ============

------------
(1)    Based on the June 30, 1997 Rent Roll.
(2) Does not include square footage or rent figures for vacant spaces and tenants with no expiration date.
(4)    Numbers may not total 100.0% due to rounding.


This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR
THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

LARGE                         PRELIMINARY COLLATERAL TERM SHEET:
LOAN                                      WESTGATE MALL



                                               CREDIT RATING OF                                             OPERATING        REA
                    PARENT                      PARENT COMPANY             ANCHOR-OWNED/      LEASE          COVENANT    TERMINATION
ANCHOR TENANT       COMPANY                    (S&P, MOODY'S)(1)     GLA     COLLATERAL    EXPIRATION(2)   EXPIRATION(3)     YEAR
------------------------------------------------------------------------------------------------------------------------------------
Dillard's North     Dillard's Dept. Store Inc.      NA/A2          194,531   Ground Lease      2017           2017(4)       2017
                                                                              Collateral

Dillard's South     Dillard's Dept. Store Inc.      NA/A2          172,200   Anchor-Owned      2000             -         Perpetual

Kohl's              Kohl's Dept. Store Inc.        BBB/Baa1         94,500   Ground Lease      2035(4)        2016(4)         -
                                                                              Collateral
------------------------------------------------------------------------------------------------------------------------------------


                             MALL STORE LEASE EXPIRATION SCHEDULE(5)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         ANNUALIZED
  YEAR ENDING           EXPIRING         % OF TOTAL         ANNUALIZED          % OF TOTAL                BASE RENT
  DECEMBER 31               SF             SF(7)           BASE RENT(6)       BASE RENT(6)(7)           PER SQ.FT.(6)
------------------------------------------------------------------------------------------------------------------------------------
   Vacant(5)             25,941           11.50%            $        0            0.00%                     $0.00

No expiration date          100            0.04                    500            0.01                       5.00
     1997                 8,373            3.71                 98,946            2.30                      11.82
     1998                12,314            5.46                401,967            9.33                      32.64
     1999                17,892            7.93                337,271            7.83                      18.85
     2000                15,500            6.87                534,915           12.42                      34.51
     2001                38,546           17.09                813,827           18.90                      21.11
     2002                14,054            6.23                293,395            6.81                      20.88
     2003                 4,323            1.92                 59,208            1.37                      13.70
     2004                 7,013            3.11                155,226            3.60                      22.13
     2005                41,808           18.54                791,024           18.37                      18.92
     2006                21,417            9.50                488,699           11.35                      22.82
  2007 or later          18,272            8.10                331,846            7.71                      18.16
                        -------          ------             ----------          ------                     ------
   TOTAL                225,553          100.00%            $4,306,824          100.00%                    $21.58(5)
                        =======          ======             ==========          ======                     ======

-----------------------------------------------------------------------------------------------------------------------------------
(1)  Reflects long-term debt rating as of September 22, 1997.
(2)  Includes initial term options identified in the lease. For Dillard's North, initial term expires 2007; there is one ten-year renewal option. For Dillard's South, initial term expires 2016; there are two ten-year renewal options. For Kohl's initial term expires 2005; there are two ten-year renewal options.
(3)  Date of operating covenant expiration is the expiration date of the covenant requiring the anchor store to be open and operating (inclusive of current store name and other store names) without taking into account co-tenancy or other operating requirements.
(4)  Based on the latest required term commencement date of the lease. The actual commencement date, and expiration date, may be earlier.
(5)  Data is based on the June 30, 1997 Rent Roll.
(6)  Total annual base rent per square foot is net of base rent and square footage figures for vacant tenants and tenants with no expiration date.
(7)  Numbers may not total 100.0% due to rounding.




This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR
THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

LARGE                     PRELIMINARY COLLATERAL TERM SHEET:
LOAN                                 WESTSHORE MALL



                                    LOAN INFORMATION

                                    ORIGINAL                                 CUT-OFF DATE
PRINCIPAL BALANCE:                  $21,000,000                               $20,900,775

ORIGINATION DATE:                   January 31, 1997

INTEREST RATE:                      8.07%

AMORTIZATION:                       360 months

HYPERAMORTIZATION:                  After the Effective Maturity Date, interest rate increases to 13.07%. All excess cash flow is used to reduce outstanding principal balance; the additional 5% interest accrues interest at the increased rate and is deferred until the principal balance is zero.

EFFECTIVE MATURITY DATE:            March 1, 2004

MATURITY DATE:                      March 1, 2027

BORROWER/SPONSOR:                   Westshore Properties L.L.C., a special purpose, bankruptcy remote limited liability company controlled by Wilmorite, Inc. (15%), and Ivanhoe (85%), the retail real estate group of the
                                    Canadian pension fund Caisse de Depot et Placement du Quebec.

CALL PROTECTION:                    Prepayment lockout through March 1, 2002 (except that defeasance is allowed two years after securitization); thereafter, prepayable with a prepayment premium equal to the greater of;
                                    (i) yield maintenance computed with U.S. Treasury discounting and; (ii) 1% of the outstanding loan balance. Loan prepayable at par beginning 90 days prior to the Effective Maturity Date.

REMOVAL OF PROPERTY MANAGER:        Management may be terminated (i) if at the end of each calendar quarter the DSCR for the trailing twelve months <1.15:1 unless additional collateral is pledged, (ii) upon event of default or; (iii) after March 1, 2005.

UP FRONT RESERVES:                  Deferred Maintenance:                                $213,750

GENERAL MONTHLY RESERVES:           Property Taxes, Insurance, Debt Service and replacement reserves of $0.50 psf/annually

COLLECTION ACCOUNT:                 Hard Lockbox

CROSS-COLLATERALIZATION/
DEFAULT:                            N/A

PARTNER LOANS:                      None

                                    PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:             Single Asset

PROPERTY TYPE:                      Regional Mall

LOCATION:                           12331 James Street Holland, Michigan

YEAR BUILT:                         1988

THE COLLATERAL:                     One story, four-anchor regional mall with a total GLA of 473,619 SF, mall store space of
                                    143,034 SF, 213,817 SF of self-owned anchor stores, 11,011 SF of outparcel space and
                                    106,757 SF is an adjacent Target-anchored strip center. Collateral GLA is 393,949 SF.

                                    Anchors include JC Penney, Sears, Yonkers and Steketee's.

PROPERTY MANAGEMENT:                Genesee Management and Wilmorite-Ivanhoe
                                    Property Management, L.L.C.

MALL STORE
SPACE LEASED
(JULY 1, 1997):                     95.4%

1996 NET OPERATING INCOME:          $3,452,300

UNDERWRITABLE
NET CASH FLOW:                      $3,119,597

APPRAISED VALUE:                    $33,000,000

APPRAISED BY:                       Landauer Associates, Inc.

APPRAISAL DATE:                     December 31, 1996

CUT-OFF DATE
LOAN/PSF:                           $53

                                    CUT-OFF DATE                           AT MATURITY
LTV:                                   63.3%                                  58.9%

DSCR(1):                               1.68x                                  1.81x

MALL STORE SALES                       1995                                   1996
PSF(2):                                $228                                   $227

(1)  Based on Underwritable Net Cash Flow.
(2)  Comparable Mall Store Sales.





This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR
THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

LARGE LOAN                PRELIMINARY COLLATERAL TERM SHEET:
                                    WESTSHORE MALL

       TEN LARGEST MAIL STORE TENANTS BASED ON ANNUALIZED BASE RENT(1)

-------------------------------------------------------------------------------------------------------------------------
                                                                                                 PERCENT
TENANT OR                                                              PERCENT                   OF TOTAL      ANNUALIZED
PARENT COMPANY                                               TENANT    OF TOTAL    ANNUALIZED   ANNUALIZED     BASE RENT
OF TENANT                              STORE NAME            GLA(SF)   GLA(SF)     BASE RENT    BASE RENT          PSF
-------------------------------------------------------------------------------------------------------------------------
The Limited Inc.                       Bath & Body Works      22,178     15.5%     $  320,918      14.3%         $14.47
                                       Express
                                       Lane Bryant
                                       Lerner
                                       Limited

Woolworth Corp.                        Afterthoughts           9,840      6.9         191,751       8.6           19.49
                                       Footlocker
                                       Kinney Shoes
                                       Lady Footlocker
                                       Northern Reflections

Maurice's, Inc.                        Maurice's               5,428      3.8          86,034       3.8           15.85

Deb Shops, Inc.                        Deb                     5,911      4.1          82,262       3.7           13.92

County Seat Stores, Inc.               County Seat             3,535      2.5          78,300       3.5           22.15

J. J. Finnegan's                       J.J. Finnegan's         5,995      4.2          77,945       3.5           13.00

Musicland                              Musicland               4,910      3.4          68,740       3.1           14.00

Cal Mad, Inc.                          Imperial Sports         3,320      2.3          63,080       2.8           19.00

The Buckle, Inc.                       Buckle                  5,058      3.5          55,638       2.5           11.00

Paul Harris                            Paul Harris             4,500      3.1          54,000       2.4           12.00
                                                             -------    -----      ----------     -----          ------
TOTAL/WEIGHTED AVERAGE (10 LARGEST)                           70,675     49.4%     $1,078,668      48.1%         $15.26

REMAINING (EXCLUDING NON-OWNED ANCHORS)                       65,590     45.9       1,161,624      51.9           17.71

VACANT                                                         6,769      4.7               0       0.0            0.00
                                                             -------    -----      ----------     -----          ------
TOTAL (EXCLUDING NON-OWNED ANCHORS)                          143,034    100.0%     $2,240,292     100.0%         $16.44(2)
--------------------------------------------------------------------------------------------------------------------------
(1) Based on the July 4, 1997 Rent Roll.
(2) Does not include vacant square footage.



This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR
THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

LARGE LOAN              PRELIMINARY COLLATERAL TERM SHEET:
                                 WESTSHORE MALL

                                 ANCHOR SUMMARY

--------------------------------------------------------------------------------------------------------------------------------
                                       CREDIT RATING OF                                                OPERATING        R&A
                PARENT                  PARENT COMPANY                ANCHOR-OWNED/       LEASE         COVENANT     TERMINATION
ANCHOR TENANT   COMPANY                (SLP/MOODY'S)(1)      GLA       COLLATERAL     EXPIRATION(2)   EXPIRATION(3)     YEAR
--------------------------------------------------------------------------------------------------------------------------------
Younkers        Proffitt's Inc.             Na/Ba2          69,148     Collateral          2023          2003(4)         NA
J.C. Penney     J.C. Penney Co., Inc.        A/A2           51,399     Collateral          2033          2003(4)         NA
Sears           Sears Roebuck & Co.          A-/A2          52,515     Collateral          2028          2003(4)         NA
Steketee's      Paul Steketee & Sons         NA/NA          40,755     Collateral          2028          2003(4)         NA
--------------------------------------------------------------------------------------------------------------------------------

                     MALL STORE LEASE EXPIRATION SCHEDULE(5)

--------------------------------------------------------------------------------------------------------------
YEAR ENDING                   PERCENT OF    ANNUALIZED TENANT      PERCENT OF TOTAL       ANNUALIZED BASE RENT
DECEMBER 31    EXPIRING SF    TOTAL SF(7)       BASE RENT       ANNUALIZED BASE RENT(7)        PER SQ. FT.
--------------------------------------------------------------------------------------------------------------
  Vacant           6,769         4.73%         $        0                0.00%                   $ 0.00
  1997             1,874         1.31              61,388                2.74                     32.76
  1998            26,703        18.67             468,306               20.90                     17.54
  1999            29,915        20.91             503,600               22.48                     16.83
  2000            19,944        13.94             342,804               15.30                     17.19
  2001             9,952         6.96             234,542               10.47                     23.57
  2002             6,346         4.44              81,958                3.66                     12.91
  2003            14,345        10.03             165,305                7.38                     11.52
  2004            13,010         9.10             165,940                7.41                     12.75
  2005             7,318         5.12             128,411                5.74                     17.57
  2006             5,058         3.54              55,638                2.48                     11.00
2007 or Later      1,800         1.26              32,400                1.45                     18.00
                 -------       ------          ----------              ------                    ------
TOTAL            143,034       100.00%         $2,240,292              100.00%                   $16.44(6)
                 =======       ======          ==========              ======                    ======
--------------------------------------------------------------------------------------------------------------
(1) Reflects long-term debt rating as of September, 1997
(2) Includes initial term and options identified in the lease. For Younker's initial term expires 2003; there are four 5-year renewal options. For JC Penney initial term expires 2003; there are six 5-year renewal options.
    For Sears initial term expires 2003; there are five 5-year renewal options. For Steketee's initial term expires
    2003; there is a renewal option for up to 25 years.
(3) Date of Operating Covenant expiration is the expiration date of the covenant requiring the anchor store to be open and operating (inclusive of curent store name and other store names) without taking into account co-tenancy or other operating requirements.
(4) Based on the latest required term commencement date of the lease. The actual commencement date, and expiration date, may be earlier.
(5) Data is based on the July 4, 1997 Rent Rol.
(6) Does not include vacant square footage.
(7) Numbers may not total 100.0% due to rounding.

This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Sellers with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR
THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
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